EXHIBIT 21

SUBSIDIARIES OF HEALTHSOUTH CORPORATION

Subsidiary Name	Jurisdiction of Organization	DBA(s)
2001 Associates Limited Partnership (NY)	NY
2121 SURGERY CENTER, LIMITED PARTNERSHIP	CA	Surgery Center of Santa Monica, an Affiliate of HEALTHSOUTH
Advantage Beverly Corporation	MA
Advantage Health Development Corp.	MA
Advantage Health Eastern Rehabilitation Network, Inc.	CT
ADVANTAGE HEALTH HARMARVILLE REHABILITATION CORPORATION	PA	HEALTHSOUTH Harmarville Rehabilitation Hospital
HEALTHSOUTH Washington Outpatient Rehabilitation Center
West Penn Hospital HEALTHSOUTH Outpatient Rehabilitation Center
HEALTHSOUTH Rehabilitation Center-Natrona Heights

Advantage Health Nursing Care, Inc.	MA
ADVANTAGE REHABILITATION CLINICS, INC.	MA	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Sports Medicine & Spine Center
Alaska Surgery Center, Inc.	AK
ALASKA SURGERY CENTER, LTD.	AK	Alaska Surgery Center, a HEALTHSOUTH Surgery Center
All-Care Surgery Center, Inc.	MD
Ambulatory Surgical Centre of Miami, Ltd.	FL
Anderson Magnetic Imaging, Limited Partnership	SC
AnMed Enterprises, Inc./HEALTHSOUTH, L.L.C.	SC
ANTELOPE VALLEY SURGERY CENTER, L.P.	CA	HEALTHSOUTH Antelope Valley Surgery Center
Arapahoe Rehab Associates Limited Partnership	CO
ARCADIA OUTPATIENT SURGERY CENTER, L.P.	CA	HEALTHSOUTH Arcadia Outpatient Surgery
ARLINGTON SURGERY CENTER ASSOCIATES, LTD.	TX	HEALTHSOUTH Arlington Day Surgery
ARTHROSCOPIC & LASER SURGERY CENTER OF SAN DIEGO, L.P.	GA	OASIS/HealthSouth Surgery Center
ASC Network Corporation	DE
Athens Magnetic Imaging, Ltd.	GA
AUBURN OUTPATIENT SURGICAL AND DIAGNOSTIC CENTER, A CALIFORNIA LIMITED PARTNERSHIP	CA	HEALTHSOUTH Surgery Center of Auburn
AURORA SURGERY CENTER LIMITED PARTNERSHIP	CO	HEALTHSOUTH Aurora Surgery Center
Aurora-SC, Inc.	CA
AUSTIN CENTER FOR OUTPATIENT SURGERY, L.P.	GA	HEALTHSOUTH Surgical Hospital of Austin
B.R.A.S.S. PARTNERSHIP IN COMMENDAM	LA	HEALTHSOUTH Surgery Center of B.R.A.S.S.
BAKERSFIELD PHYSICIANS PLAZA SURGICAL CENTER, L.P.	TN	HEALTHSOUTH Physicians Plaza Surgical Center
BAKERSFIELD PHYSICIANS PLAZA SURGICAL CENTER, LP	TN	Pain Medicine Center of Bakersfield
Bakersfield-SC, Inc.	TN
BATON ROUGE REHAB, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Baton Rouge

Baygan Development Corp.	FL

BEAUMONT REHAB ASSOCIATES LIMITED PARTNERSHIP	DE	HEALTHSOUTH Rehabilitation Hospital of Beaumont
HEALTHSOUTH Rehabilitation Center - Beaumont
HEALTHSOUTH Rehabilitation Center of Beaumont
BELLEVILLE SURGICAL CENTER, LTD.	IL	HEALTHSOUTH Surgery Center of Belleville, L.P.
Bettom Medical Management, Inc.	CT
BIRMINGHAM OUTPATIENT SURGERY CENTER, LTD.	AL	HEALTHSOUTH Outpatient CareCenter

Birmingham Outpatient Surgical Center, Inc.	AL
BJC / HEALTHSOUTH REHABILITATION CENTER, L.L.C.	MO	The Rehabilitation Institute of St. Louis
BLACKSTONE VALLEY SURGICARE, INC.	RI
BLUE RIDGE DAY SURGERY CENTER, L.P.	TN	HEALTHSOUTH Blue Ridge Surgery Center
BRAINTREE REHABILITATION VENTURES, INC.	MA
Camp Hill Ambulatory Centers	PA
Camp Hill-SCA Centers, Inc.	PA
Caremark Center for Physical Therapy - Deerfield	IL
Caremark Center for Physical Therapy - Forest Grove, L.L.C.	DE

Caremark Center for Physical Therapy - Gurnee	IL
Caremark/UC Center for Sports Medicine	IL
Caremark-Hoeck Limited Partnership	CA
Castro Valley Surgery Center, Inc.	CA
CEDAR COURT PRIVATE HOSPITAL TRUST	AU
Center for Surgery of North Coast L.P., a California Limited Partnership	CA
Central Arizona Rehabilitation Hospital, Inc.	AZ
Central Arkansas Outpatient Centers, Inc.	DE
CENTRAL ARKANSAS REHABILITATION ASSOCIATES, L.P.	DE	Catholic Health Initiatives St. Vincent Rehabilitation Hospital In Partnership with HEALTHSOUTH
Central Delaware Ambulatory Surgery Center	TN
Central Florida Medical Management Services Organization	FL

Central Florida Outpatient Surgery Center, L.P.	GA
CENTRAL LOUISIANA REHAB ASSOCIATES, L.P.	DE	HEALTHSOUTH Rehabilitation Hospital of Alexandria
Chandler Rehabilitation Hospital, Inc.	AZ
CHANNEL ISLANDS SURGICENTER, L.P.	CA	HEALTHSOUTH Channel Islands Surgicenter
Charleston Harbor Surgery Center, L.P.	TN
CHARLESTON SURGERY CENTER LIMITED PARTNERSHIP	SC	HEALTHSOUTH Surgery Center of Charleston
CHARLOTTE SURGERY CENTER, LTD.	NC	HEALTHSOUTH Surgery Center of Charlotte
Charlotte Surgery Properties, Ltd.	NC
Charlotte-SC, Inc.	NC
Chattanooga Surgery Center, L.P.	TN
Chattanooga Surgery Properties, Ltd., L.P.	TN
Chattanooga-SC, Inc.	TN
CHESAPEAKE DIAGNOSTIC IMAGING CENTERS, LLC	AL	Chesapeake Diagnositc Imaging Centers, an affiliation of HEALTHSOUTH and Chesapeake Health
CHESAPEAKE LITHOTRIPSY ASSOCIATES, LIMITED PARTNERSHIP	MD	HEALTHSOUTH Lithotripsy
CHESAPEAKE LITHOTRIPSY ENTERPRISES, LIMITED PARTNERSHIP	MD	HEALTHSOUTH Lithotripsy
CHESAPEAKE LITHOTRIPSY PARTNERS LIMITED PARTNERSHIP	MD	HEALTHSOUTH Lithotripsy

CHESAPEAKE LITHOTRIPSY VENTURES, L.P.	GA
CHESAPEAKE LITHOTRIPSY-WEST LIMITED PARTNERSHIP	GA
Chico Rehabilitation Hospital, Inc.	DE
Chiron, Inc.	NV
CITRUS REGIONAL SURGERY CENTER, L.P.	TN	HEALTHSOUTH Citrus Surgery Center
CMS Alexandria Rehabilitation, Inc.	DE
CMS Baton Rouge Rehabilitation, Inc.	DE
CMS Beaumont Rehabilitation, Inc.	TX
CMS Capital Ventures, Inc.	DE
CMS Denver Rehabilitation, Inc.	DE
CMS Development and Management Company, Inc.	DE
CMS Elizabethtown, Inc.	DE
CMS Fayetteville Rehabilitation, Inc.	DE
CMS Fort Worth Rehabilitation, Inc.	TX
CMS Fresno Rehabilitation, Inc.	DE
CMS Houston Rehabilitation, Inc.	TX
CMS JONESBORO REHABILITATION, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Jonesboro

CMS JONESBORO REHABILITATION, INC.	DE	HEALTHSOUTH Rehabilitation Center of Paragould
CMS Kansas City Rehabilitation, Inc.	DE
CMS of Ohio, Inc.	OH
CMS Outpatient Centers of South Texas, Inc.	DE
CMS Outpatient Centers of North Texas, Inc.	TX
CMS Outpatient Rehabilitation Services, Inc.	CO
CMS Pennsylvania, Inc.	PA
CMS Physician Services, Inc.	DE
CMS REHAB OF W.F., L.P.	DE	HEALTHSOUTH Rehabilitation Hospital of Wichita Falls

CMS Rehab Technologies Corp.	DE
CMS Rehabilitation Center of Hialeah, Inc.	FL
CMS Rehabilitation Center of South Miami	DE
CMS Ruston Rehabilitation, Inc.	DE
CMS San Diego Rehab, Inc.	DE
CMS San Diego Surgical, Inc.	CA
CMS Sherwood Rehabilitation, Inc.	DE
CMS South Miami Rehab, Inc.	FL
CMS Sportsmed Clinic, Inc.	CA
CMS Therapies Provider, Inc.	NC
CMS Topeka Rehabilitation, Inc.	DE
CMS Wichita Rehabilitation, Inc.	DE
CMS WorkAble of Paragould, Inc.	AR
CMS WorkAble, Inc.	AZ
CMS Worknet of Baton Rouge, Inc.	LA
CMSI Systems of Texas, Inc.	TX
COLLIN COUNTY REHAB ASSOCIATES LIMITED PARTNERSHIP	DE	HEALTHSOUTH Plano Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Specialists
HEALTHSOUTH Rehabilitation Specialists-Woodburn Corners
HEALTHSOUTH Center for Sleep Medicine
Colorado Outpatient Centers, Inc.	CO
Colorado Springs Associates Limited Partnership	DE
COLORADO SPRINGS SURGERY CENTER, LTD.	CO	HEALTHSOUTH Surgery Center of Colorado Springs
Connecticut Surgical Center, Inc.	CT

Conroe Surgery Center, L.P.	TN
Continental Medical of Arizona, Inc.	DE
Continental Medical of Colorado, Inc.	DE
Continental Medical of Kentucky, Inc.	DE
Continental Medical of Palm Beach, Inc.	DE
Continental Medical Systems, Inc.	DE
Continental Rehab of W.F., Inc.	TX
Continental Rehabilitation Hospital of Arizona, Inc.	DE
Coral Springs Surgery Center Limited Partnership	TN
Coral Springs-SC, Inc.	TN
Country Club Heights Associates	MA
DADE PHYSICAL THERAPY REHAB, INC.	FL	Dade Prosthetics and Orthotics
Dallas Pain Management, L.L.C.	GA
Dalton Surgery Center, L.P.	TN
Danbury Surgical Center, Inc.	CT
Danville Surgery Center, L.P.	CA
Darlington Magnetic Imaging Limited	UK
Day Surgery, Ltd.	FL
Day SurgiCenters, Inc.	IL
Delaware Sportscare/Physical Therapy, Inc.	DE
Desert Surgery Center Limited Partnership	NV
DHC of Houston Limited Partnership	AL
DHC OF WASHINGTON, L.L.C.	AL	HEALTHSOUTH Diagnostic Center - Barlow
HEALTHSOUTH Diagnostic Center - Rockville
HEALTHSOUTH Open MRI of Rockville
HEALTHSOUTH Diagnostic Center - Silver Spring
HEALTHSOUTH Diagnostic Center-Tysons
HEALTHSOUTH Diagnostic Center-K Street
DIAGNOSTIC HEALTH CORPORATION	DE	Highlands Diagnostic Center, a HEALTHSOUTH Facility

Tara Diagnostic Center, a HEALTHSOUTH Facility
HEALTHSOUTH Diagnostic Center of Cape Atlantic
HEALTHSOUTH Integrated Medical Plaza of Tuscaloosa

HEALTHSOUTH Diagnostic Center - Virginia Beach
HEALTHSOUTH Diagnostic Center of Tulsa
HEALTHSOUTH Diagnostic Center of DuPage
HEALTHSOUTH Diagnostic Center of Effingham
HEALTHSOUTH Diagnostic Center of Orange Park
HEALTHSOUTH Diagnostic Center of Savannah
HEALTHSOUTH Diagnostic Center of Baton Rouge-North
HEALTHSOUTH Diagnostic Center of Baton Rouge-South
HEALTHSOUTH Diagnostic Center of Metro Denver
HEALTHSOUTH Diagnostic Center of Aurora-South
HEALTHSOUTH Diagnostic Center of Greenville
HEALTHSOUTH Diagnostic Center of Vestavia
HEALTHSOUTH Diagnostic Center of Huntsville
HEALTHSOUTH Diagnostic Center of Atlanta
HEALTHSOUTH Diagnostic Center of Augusta
HEALTHSOUTH Diagnostic Center of Columbus
HEALTHSOUTH Diagnostic Center of Stockbridge
HEALTHSOUTH Diagnostic Center of Reading
HEALTHSOUTH Diagnostic Center of Boston

HEALTHSOUTH Diagnostic Center of Worcester
HEALTHSOUTH Diagnostic Center of Waldorf
HEALTHSOUTH Open MRI of Denver
HEALTHSOUTH Diagnostic Center of Los Angeles
HEALTHSOUTH DIAGNOSTIC CENTER OF ORLANDO
HEALTHSOUTH Diagnostic Center of La Jolla
HEALTHSOUTH Diagnostic Center of Park City
HEALTHSOUTH Diagnostic Center of Montgomery
HEALTHSOUTH Diagnostic Center of Sandy
HEALTHSOUTH Diagnostic Center of Kirkwood
HEALTHSOUTH Diagnostic Center of Tulsa-North
HEALTHSOUTH Diagnostic Center of Wilkes-Barre
HEALTHSOUTH Diagnostic Center at Tenaya
Des Moines HEALTHSOUTH Open MRI and Diagnostic Center
HEALTHSOUTH Diagnostic Center of Weston
HEALTHSOUTH Imaging Center of Wichita
DIECA, Inc.	DE
Disability and Impairment Evaluation Centers of America, Inc.	DE
Diversified Health Centers, Inc.	CA
Doctors’ Health Service Corporation	FL
Doctors’ Hospital of South Miami, Ltd.	FL
Doctors’ Medical Equipment Corp.	FL
Doctors’ Scanning Associates, Inc.	FL
Doctors Surgery Center of Whittier, L.P.	CA
EAGLE REHAB CORPORATION	DE	HEALTHSOUTH Rehabilitation Center of Fort Washington
HEALTHSOUTH Rehabilitation Center of Macomb
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Coldwater
HEALTHSOUTH Sports Medicine & Rehabilitation Center of St. Joseph
HEALTHSOUTH Rehabilitation Center
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Paw Paw
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Sturgis
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Westland
Eagle Rehab Corporation	WA
EAST BAY MEDICAL SURGICAL CENTER, A CALIFORNIA LIMITED PARTNERSHIP	CA	HEALTHSOUTH Surgery Center of Castro Valley
East Portland Sugery Center, L.P.	TN
eCODEsolutions, Inc.	DE
El Paso-SC, Inc.	TX
EMERALD COAST SURGERY CENTER, L.P.	TN	HEALTHSOUTH Emerald Coast Surgery Center
Empire Health Services/HEALTHSOUTH Diagnostic Center, L.P.	WA
Empire Health Services/HEALTHSOUTH Rehabilitation Centers, L.L.C.	WA
Encinitas Physical Therapy and Sports Rehabilitation, Inc.	CA
Endoscopy Center Affiliates, Inc.	CA
Endoscopy Center Affiliates, Inc.	DE

Endoscopy Partnership, L.L.C.	CA
ENDOSCOPY WEST, GENERAL PARTNERSHIP	CA	HEALTHSOUTH Endoscopy Center West
Evansville Surgery Center Associates, L.P.	IN
EXETER SURGERY CENTER, LTD.	PA	HEALTHSOUTH Exeter Surgery Center
Eye Microsurgery Center, Inc.	MT
Fairland Nursing and Retirement Home, Inc.	DE
Fankhauser Physical Therapy Orthopedic & Sports Rehabilitation, Inc.	WA
Faunce Corner Wellness Associates	MA
FAYETTEVILLE AMBULATORY SURGERY CENTER LIMITED PARTNERSHIP	NC	Fayetteville Ambulatory Surgery Center, a HEALTHSOUTH Affiliate
FAYETTEVILLE OPEN MRI, LLC	NC	HEALTHSOUTH Open MRI of Fayetteville
Flatirons Physical Therapy, Inc.	CO
FLORENCE SURGERY CENTER, L.P.	TN	HEALTHSOUTH Florence Surgery Center
FOREST AMBULATORY SURGICAL ASSOCIATES, L.P.	CA	HEALTHSOUTH Forest Surgery Center
Fort Smith Outpatient Surgery Center, L.P.	TN
FORT SUTTER SURGERY CENTER, A CALIFORNIA LIMITED PARTNERSHIP	CA	HEALTHSOUTH Surgery Center-Fort Sutter
Fort Walton Beach Diagnostic Center, L.L.C.	AL
Fort Wayne Care Center, Inc.	DE
FORT WORTH ENDOSCOPY CENTER, GENERAL PARTNERSHIP	TX	Southwest Endoscopy Center
FORT WORTH SURGERY CENTER ASSOCIATES	TX	Fort Worth Surgery Center, a HEALTHSOUTH Surgery Center
Fort Worth-SC, Inc.	TX
Fresno Rehab Associates Limited Partnership	DE
Frost Street Outpatient Surgical Center, Inc.	CA
Frost Street Outpatient Surgical Center, L.P.	CA
FWSC Endoscopic, Limited Partnership	IN
Gables at Brighton Associates Limited Partnership	NY
Gadsden Surgery Center, Inc.	AL
GADSDEN SURGERY CENTER, LTD.	AL	HEALTHSOUTH Gadsden Surgery Center
GAINESVILLE SURGERY CENTER, L.P.	TN	HEALTHSOUTH Gainesville Surgery Center
GAMMA KNIFE CENTER AT BARNES-JEWISH HOSPITAL, L.L.C.	MO
Germantown Medical office Associates	DE
GFI Enterprises L.L.C.	AL
GLENWOOD SURGICAL CENTER, L.P.	CA	HEALTHSOUTH Glenwood Surgery Center
Glenwood-SC, Inc.	TN
GOLDEN SURGERY CENTER, L.P.	CO	HEALTHSOUTH Denver West Surgery Center
GOLDEN TRIANGLE SURGICENTER, L.P.	CA	Golden Triangle Surgicenter, a HEALTHSOUTH Surgery Center
Golden-SCA, Inc.	CO
GRANDVIEW SURGERY CENTER, LTD.	PA	Grandview Surgery Center at Mechanicsburg
Great Plains Rehabilitation Hospital, Inc.	KS
GREATER LONG BEACH ENDOSCOPY CENTER, GENERAL PARTNERSHIP	CA
Green River Surgery Center, L.P.	TN
Greenery Securities Corp.	MA
GREENSBORO SPECIALTY SURGERY CENTER, LIMITED PARTNERSHIP	NC	HEALTHSOUTH Greensboro Specialty Surgical Center
GREENVILLE SURGERY CENTER LIMITED PARTNERSHIP	SC	HEALTHSOUTH Surgery Center of Greenville
Greenville Surgery Center, Inc.	TX
GREENVILLE SURGERY CENTER, LTD.	TX	HEALTHSOUTH Surgery Center of Dallas

GROSSMONT SURGERY CENTER, L.P.	CA	HEALTHSOUTH Grossmont Surgery Center
Guildford Magnetic Imaging Limited	UK
GWINNETT CENTER FOR OUTPATIENT SURGERY, L.P.	GA	HEALTHSOUTH SURGERY CENTER OF GWINNETT
Gynecology Equipment Leasing Partners	CA
HARTFORD SURGICAL CENTER, INC.	CT	HEALTHSOUTH Surgery Center of Hartford
HAWTHORNE PLACE OUTPATIENT SURGERY CENTER, L.P.	GA	HEALTHSOUTH Surgery Center of Hawthorn L.P.
HCA Wesley Rehabilitation Clinic of Liberal, Inc.	DE
HCA WESLEY REHABILITATION HOSPITAL, INC.	DE	Wesley Rehabilitation Hospital, an Affiliate of HEALTHSOUTH
HCS Limited (George Town, Grand Cayman)	Grand Cayman

Health Clinic Services, Inc.	TX
Health Images (UK) plc	UK
Health Images Aurora North, Inc.	GA
Health Images Aurora South, Inc.	GA
Health Images Baton Rouge North, Inc.	GA
Health Images Baton Rouge South, Inc.	GA
Health Images Beaumont, Inc.	GA
Health Images Birmingham, Inc.	GA
Health Images Colorado, Inc.	GA
Health Images Columbia, Inc.	GA
Health Images Dallas, Inc.	GA
Health Images Denver, Inc.	GA
Health Images Greenville, Inc.	GA
Health Images Huntsville, Inc.	GA
Health Images Knoxville, Inc.	GA
Health Images Nashville, Inc.	GA
Health Images Orange Park, Inc.	GA
Health Images Port Arthur, Inc.	GA
Health Images Stratford, Inc.	GA
Health Images Tulsa, Inc.	GA
HEALTHSOUTH / BAPTIST HEALTH SPORTS MEDICINE AND REHABILITATION CENTER, L.L.C.	AL	HEALTHSOUTH/Baptist Health Sports Medicine & Rehabilitation Center
HEALTHSOUTH / DEACONESS, L.L.C.	IN	HEALTHSOUTH Deaconess Rehabilitation Hospital
HEALTHSOUTH / GHS LIMITED LIABILITY COMPANY	PA	Geisinger HEALTHSOUTH Rehabilitation Hospital
Geisinger HEALTHSOUTH Rehabilitation Center of Danville
Geisinger HEALTHSOUTH Rehabilitation Center of Berwick
Geisinger HEALTHSOUTH Rehabilitation Center of Mt. Pocono
HEALTHSOUTH / KERLAN-JOBE SURGERY CENTER LLC	CA	Kerlan-Jobe Surgery Center, an Affiliate of HEALTHSOUTH
HEALTHSOUTH / MAINE MEDICAL CENTER LIMITED LIABILITY COMPANY	ME	New England Rehabilitation Hospital of Portland, a Joint Venture Between Maine Medical Center and HEALTHSOUTH LLC
HEALTHSOUTH / METHODIST REHABILITATION HOSPITAL LIMITED PARTNERSHIP	TN	HEALTHSOUTH Rehabilitation Center of Memphis
HEALTHSOUTH / METHODIST REHABILITATION HOSPITAL LIMITED PARTNERSHIP	TN	HEALTHSOUTH Rehabilitation Hospital-North
HEALTHSOUTH / UAB GAMMA KNIFE L.L.C.	AL	Healthsouth/UAB Gamma Knife
HEALTHSOUTH ANESTHESIA GROUP, LLC	KY
HEALTHSOUTH Argentina, Inc.	AL
HEALTHSOUTH ASC of Houston, Inc.	DE

HEALTHSOUTH Aviation, Inc.	AL
HEALTHSOUTH BAKERSFIELD REHABILITATION HOSPITAL LIMITED PARTNERSHIP	AL	HEALTHSOUTH Bakersfield Rehabilitation Hospital
HEALTHSOUTH BAKERSFIELD REHABILITATION HOSPITAL LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Tehachapi
HEALTHSOUTH BALLAS OUTPATIENT SURGERY CENTER, L.P.	GA	HEALTHSOUTH Ballas Outpatient Surgery Center
HEALTHSOUTH Bluefield Joint Venture, L.P.	TN
HEALTHSOUTH CBE 1 LLC	DE
HEALTHSOUTH CBE 2 LLC	DE
HEALTHSOUTH CBE 3 LLC	DE
HEALTHSOUTH CBE 4 LLC	DE
HEALTHSOUTH CBE 5 LLC	DE
HEALTHSOUTH CBE 6 LLC	DE
HEALTHSOUTH CBE 7 LLC	DE
HEALTHSOUTH CBE 8 LLC	DE
HEALTHSOUTH CBE 9 LLC	DE
HEALTHSOUTH CBE 10 LLC	DE
HEALTHSOUTH CBE 11 LLC	DE
HEALTHSOUTH CBE 12 LLC	DE
HEALTHSOUTH CBE 13 LLC	DE
HEALTHSOUTH CBE 14 LLC	DE
HEALTHSOUTH CBE 15 LLC	DE
HEALTHSOUTH CBE 16 LLC	DE
HEALTHSOUTH CBE 17 LLC	DE
HEALTHSOUTH CBE 18 LLC	DE
HEALTHSOUTH CBE 19 LLC	DE
HEALTHSOUTH CBE 20 LLC	DE
HEALTHSOUTH CBE 21 LLC	DE
HEALTHSOUTH CBE 22 LLC	DE
HEALTHSOUTH CBE 23 LLC	DE
HEALTHSOUTH CBE 24 LLC	DE
HEALTHSOUTH CBE 25 LLC	DE
HEALTHSOUTH CBE 26 LLC	DE
HEALTHSOUTH CBE 27 LLC	DE
HEALTHSOUTH CBE 28 LLC	DE
HEALTHSOUTH CBE 29 LLC	DE
HEALTHSOUTH CBE 30 LLC	DE
HEALTHSOUTH CENTER FOR PHYSICAL THERAPY - WILLOWBROOK, L.L.C.	DE	HEALTHSOUTH Rehabilitation Center of Willowbrook L.L.C.
HEALTHSOUTH Clinical Research, L.L.C.	AL
HEALTHSOUTH Colorado Springs, L.P.	TN
HEALTHSOUTH Community Re-Entry Center of Dallas, Inc.	DE

HEALTHSOUTH COMMUNITY SURGERY CENTER OF SPRINGFIELD, L.P.	TN	Springfield Surgery Center
HEALTHSOUTH CONNECTICUT SURGERY CENTER, LIMITED PARTNERSHIP	CT
HEALTHSOUTH Deaconess Joint Venture, LLC	OH
HEALTHSOUTH DEACONESS SURGERY CENTER OF MONTGOMERY, L.P.	OH	HEALTHSOUTH Deaconess Surgery Center of Montgomery
HEALTHSOUTH DIAGNOSTIC CENTER OF ANCHORAGE LIMITED PARTNERSHIP	AL	HEALTHSOUTH Diagnostic Center of Anchorage
HEALTHSOUTH DIAGNOSTIC CENTER OF COLORADO SPRINGS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Premier Diagnostic Center

HEALTHSOUTH DIAGNOSTIC CENTER OF HILTON HEAD, LLC	TN	HEALTHSOUTH Diagnostic Center of Hilton Head
HEALTHSOUTH Diagnostic Center of Lexington, LLC	KY
HEALTHSOUTH Diagnostic Center of Port Arthur Limited Partnership	AL
HEALTHSOUTH DIAGNOSTIC CENTERS OF TENNESSEE LIMITED PARTNERSHIP	AL	HEALTHSOUTH Diagnostic Center of Knoxville
HEALTHSOUTH Diagnostic Center of Nashville
HEALTHSOUTH Diagnostic Center of Memphis
HEALTHSOUTH Diagnostic Center of Arlington
HEALTHSOUTH Diagnostic Center of Hurst
HEALTHSOUTH Diagnostic Center of Dallas
HEALTHSOUTH Diagnostic Center of Fort Worth
HEALTHSOUTH Diagnostic Center of Tyler
HEALTHSOUTH Diagnostic Center of Austin
HEALTHSOUTH Diagnostic Center of Beaumont
HEALTHSOUTH Diagnostic Center of Port Arthur
HEALTHSOUTH Diagnostic-Medical Center
HEALTHSOUTH Open MRI
HEALTHSOUTH Diagnostic Center - Memorial
HEALTHSOUTH Diagnostic Center of Katy
HEALTHSOUTH Diagnostic Center of Clear Lake
HEALTHSOUTH Diagnostic Center of Willowbrook
HEALTHSOUTH Diagnostic Center of Herring Avenue
HEALTHSOUTH Diagnostic Center of Plano
HEALTHSOUTH Diagnostic Center of Coppell
Fossil Creek HEALTHSOUTH Diagnsotic Center
HEALTHSOUTH Diagnostic Center of Baytown
Open Air MRI of Lubbock, a HEALTHSOUTH Diagnostic Center
HEALTHSOUTH Diagnostic Centers, Inc.	AK
HEALTHSOUTH Doctors’ Hospital, Inc.	DE
HEALTHSOUTH Empire Health Services Diagnostic Ventures, LLC	WA
HEALTHSOUTH Health by Design Limited Partnership	AL
HEALTHSOUTH HOLDINGS, INC.	DE	HEALTHSOUTH Rehabilitation Center of Little Rock
HEALTHSOUTH Industrial Rehabilitation Center of Baltimore
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of North Atlanta
HEALTHSOUTH Rehabilitation Center of Charlotte
HEALTHSOUTH Rehabilitation Center of Montgomery
HEALTHSOUTH Rehabilitation Center of Richmond
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Colonial Heights
HEALTHSOUTH Spine Center of Baltimore
HEALTHSOUTH Rehabilitation Center of Columbia
HEALTHSOUTH Rehabilitation Center of Va.Beach
HEALTHSOUTH Rehabilitation Center of Alexandria
HEALTHSOUTH Rehabilitation Center of Cape Girardeau

HEALTHSOUTH Rehabilitation Center of Dexter
HEALTHSOUTH Rehabilitation Center of Edison I
HEALTHSOUTH Sports Medicine Center of S. Orange

HEALTHSOUTH Hand Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of Washington D.C.
HEALTHSOUTH Rehabilitation Center of Memphis
HEALTHSOUTH Rehabilitation Center of Warrenton
HEALTHSOUTH Rehabilitation Center of Linden
HEALTHSOUTH Rehabilitation Center of Dyersburg
HEALTHSOUTH Rehabilitation Center of Emerson
Sports Physical Therapy of New York, P.C.
HEALTHSOUTH Rehabilitation Center of Owasso
HEALTHSOUTH Aquatic and Rehabilitation Center
HEALTHSOUTH Rehabilitation Center at Hartsfield Atlanta Airport
HEALTHSOUTH Rehabilitation Center of Highland
HEALTHSOUTH Rehabilitation Center of Lee’s Summit
HEALTHSOUTH Hand Center of Atlanta
HEALTHSOUTH Cary Sports Medicine Center
Michelin Wellness Center
HEALTHSOUTH Rehabilitation Center of Canton
HEALTHSOUTH Rehabilitation Center of Marietta
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Batesville
HEALTHSOUTH Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of Winchester
HEALTHSOUTH Rehabilitation Center-Metro/North Kansas City
HEALTHSOUTH Rehabilitation Center - Park College
HEALTHSOUTH Rehabilitation Center of Excelsior Springs
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Mechanicsville
HEALTHSOUTH Rehabilitation Center of Princeton
HEALTHSOUTH Sports Medicine & Rehabiltation Center of Durant
HEALTHSOUTH Industrial Rehab Center of Baltimore
HEALTHSOUTH Rehabilitation Center of Lanham
HEALTHSOUTH Rehabilitation Center of Gallatin
HEALTHSOUTH Sports Medicine Center of Hermitage
HEALTHSOUTH Rehabilitaton Center of Springfield
HEALTHSOUTH Rehabilitation Center of Columbia
HEALTHSOUTH Rehabilitation Center of Clarkesville
HEALTHSOUTH Rehabilitation Center of Dickson
HEALTHSOUTH Rehabilitation Center of North Columbia
HEALTHSOUTH Rehabilitation Center of Rivergate
HEALTHSOUTH Rehabilitation Center of Arlington
HEALTHSOUTH Rehabilitation Center of Burke
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Fairfax
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Fair Oaks
HEALTHSOUTH Rehabilitation Center of Manasses
HEALTHSOUTH Rehabilitation Center of Herndon

HEALTHSOUTH Sports Medicine and Hand Rehabilitation of Springfield
HEALTHSOUTH Sports & Industrial Rehab Center of Woodbridge
HEALTHSOUTH Sports Medicine & Rehabilitation Center of the West Bank
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Slidell
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Riverdale
St. John Physical Therapy
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Clarksville
HEALTHSOUTH Sports Medicine & Rehabilitation Center of North Oklahoma City
HEALTHSOUTH Sports Medicine & Rehabilitation of Newton Square
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Midlothian
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Chester
HEALTHSOUTH Sports Medicine & Rehabilitation of Myrtle Beach
Taconic Imaging
HEALTHSOUTH Home Health Services of Connecticut, prn, Inc.	CT
HEALTHSOUTH Houston Outpatient Ambulatory Surgery Center, L.P.	TX
HEALTHSOUTH IMAGING SERVICES OF BEAUMONT JOINT VENTURE, L.P.	DE	HEALTHSOUTH IMAGING SERVICES OF BEAUMONT JOINT VENTURE, L.P.
HEALTHSOUTH International, Inc.	DE
HEALTHSOUTH Leasing Company, L.L.C.	AL
HEALTHSOUTH LIMITED PARTNERSHIP FOR BETTER LIVING	DE	HEALTHSOUTH Rehabilitation Center of Chicago
HEALTHSOUTH LTAC at Belleville, Inc.	DE
HEALTHSOUTH LTAC of Bay County, Inc.	DE
HEALTHSOUTH LTAC of Central Florida, Inc.	DE
HEALTHSOUTH LTAC of Columbia, Inc.	DE
HEALTHSOUTH LTAC of Jacksonville, Inc.	DE
HEALTHSOUTH LTAC of Sarasota,, Inc.	DE	HEALTHSOUTH Ridgelake Hospital
HEALTHSOUTH LTAC of Stuart, Inc.	DE
HEALTHSOUTH LTAC of Tallahassee, Inc.	DE
HEALTHSOUTH LTAC of Tampa, Inc.	DE
HEALTHSOUTH LTCH of Broward County, Inc.	DE
HEALTHSOUTH LTCH of Greenville, Inc.	DE
HEALTHSOUTH LTCH of Huntsville, Inc.	AL
HEALTHSOUTH MEDICAL CENTER, INC.	DE	HEALTHSOUTH Medical Center
HEALTHSOUTH Mercy Joint Venture, LLC	PA
HEALTHSOUTH MERIDIAN POINT REHABILITATION HOSPITAL LIMITED PARTNERSHIP	DE	HEALTHSOUTH Scottsdale Rehabilitation Hospital
HEALTHSOUTH Metro West Hospital, Inc.	DE
HEALTHSOUTH MRI OF GADSDEN, INC.	DE
HEALTHSOUTH Network Services of New York IPA, Inc.	NY
HEALTHSOUTH Network Services, Inc.	DE

HEALTHSOUTH Nix, L.P.	TN
HEALTHSOUTH North Alabama Rehabilitation Hospital, LLC	AL
HEALTHSOUTH North Okaloosa Joint Venture	FL
HEALTHSOUTH NORTHERN KENTUCKY REHABILITATION HOSPITAL LIMITED PARTNERSHIP	DE	HEALTHSOUTH Northern Kentucky Rehabilitation Hospital
HEALTHSOUTH Oak Leaf Surgery Center, Inc.	DE
HEALTHSOUTH Oak Leaf, LLC	WI
HEALTHSOUTH Occupational and Preventive Diagnostics Limited Partnership	AL
HEALTHSOUTH Occupational Health & Rehabilitation Center, Inc.	DE
HEALTHSOUTH Occupational Medicine Center of San Diego Limited Partnership	AL
HEALTHSOUTH of Alexandria, Inc.	DE
HEALTHSOUTH OF ALTOONA, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Altoona
HEALTHSOUTH Rehabilitation Center-Regency Square
HEALTHSOUTH Rehabilitation Center - Tyrone
HEALTHSOUTH Rehabilitation Center - Richland
HEALTHSOUTH Rehabilitation Center - Ebensburg
HEALTHSOUTH Rehabilitation Center-Meadowbrook Plaza
HEALTHSOUTH Bedford Rehabilitation Center
HEALTHSOUTH OF AUSTIN, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Austin
HEALTHSOUTH of Birmingham, Inc.	DE
HEALTHSOUTH OF CHARLESTON, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Charleston
HEALTHSOUTH of Chesapeake, Inc.	DE
HEALTHSOUTH of Columbia, Inc.	DE
HEALTHSOUTH of Dallas, Inc.	DE
HEALTHSOUTH OF DOTHAN, INC.	AL	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH OF EAST TENNESSEE, INC.	DE	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH of Easton, Inc.	DE
HEALTHSOUTH OF ERIE, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Erie
HEALTHSOUTH Rehabilitation Center-Family First Sports Park
HEALTHSOUTH OF FORT SMITH, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Fort Smith

HEALTHSOUTH OF FT. LAUDERDALE LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sunrise Rehabilitation Hospital
HEALTHSOUTH Occupational Rehabilitation & Hand Therapy Center
HEALTHSOUTH Sunrise Outpatient Center
HEALTHSOUTH Sunrise Comprehensive Pain Care Center
HEALTHSOUTH of Goshen, Inc.	DE
HEALTHSOUTH OF HENDERSON, INC.	DE
HEALTHSOUTH OF HOUSTON, INC.	DE	HealthSouth Home Health Agency of North Houston
HEALTHSOUTH OF LARGO LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Center of Tarpon Springs

HEALTHSOUTH of Seminole
HEALTHSOUTH of Louisiana, Inc.	DE
HEALTHSOUTH OF MECHANICSBURG, INC.	DE	HEALTHSOUTH Rehabilitation of Mechanicsburg - Acute Rehab Hospital
HEALTHSOUTH Rehab Center/Century Drive

HEALTHSOUTH Regional Work Performance and Hand Center
HEALTHSOUTH Rehab Center/New Cumberland
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH L.I.F.E. (Living Independently in Functional Environments)
HEALTHSOUTH Rehabilitation Center-Country Meadows West
HEALTHSOUTH Rehabilitation Hospital of Mechanicsburg
HEALTHSOUTH OF MICHIGAN, INC.	DE	HEALTHSOUTH Sports Medicine & Rehabilitation Center of Ann Arbor
HEALTHSOUTH OF MIDLAND, INC.	DE	HEALTHSOUTH Home Care of Midland-Odessa
HEALTHSOUTH of Missouri, Inc.	DE
HEALTHSOUTH OF MONTGOMERY, INC.	AL	HEALTHSOUTH Rehabilitation Hospital of Montgomery

HEALTHSOUTH of Naples, Inc.	FL
HEALTHSOUTH of New Hampshire, Inc.	DE
HEALTHSOUTH of New Mexico, Inc.	NM
HEALTHSOUTH OF NEW ORLEANS, INC.	DE
HEALTHSOUTH OF NITTANY VALLEY, INC.	DE	HEALTHSOUTH Nittany Valley Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Center of Lewistown
HEALTHSOUTH Rehabilitation Center Mill Hall
HEALTHSOUTH Rehabilitation Center of Mifflintown
HEALTHSOUTH Spine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of Bellefonte
HEALTHSOUTH OF OHIO LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Grove City
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of West Columbus
HEALTHSOUTH Rehabilitation Center of East Columbus

HEALTHSOUTH Rehabilitation Center of Dublin
HEALTHSOUTH Rehabilitation Center of Worthington
HealthSouth Hand and Rehabilitation Center of Dayton
HEALTHSOUTH Rehabilitation Center of Xenia
HEALTHSOUTH/Sportmed
HEALTHSOUTH of Oklahoma, Inc.	DE
HEALTHSOUTH OF ONTARIO, INC.	DE
HEALTHSOUTH of Phenix City, Inc.	DE
HEALTHSOUTH of Phenix City, L.L.C.	AL
HEALTHSOUTH OF PITTSBURGH, INC.	DE	HEALTHSOUTH Hospital of Pittsburgh
HEALTHSOUTH Rehabilitation Center-Monroeville
HEALTHSOUTH Rehabilitation Center-McKnight Road
HEALTHSOUTH Rehabilitation Center-Monroeville
HEALTHSOUTH Rehabilitation Center-Connellsville
HEALTHSOUTH Rehabilitation Center-Hempfield
HEALTHSOUTH OF READING, INC.	DE	HEALTHSOUTH Reading Rehabilitation Hospital
HEALTHSOUTH of Reading-Green Hills
HEALTHSOUTH Reading Rehabilitation Hospital-Pottstown
HEALTHSOUTH Reading Rehabilitation Hospital-Boyertown

HEALTHSOUTH Rehabilitation Hospital-Wyomissing
HEALTHSOUTH of Salem, Inc.	DE
HEALTHSOUTH OF SAN ANTONIO, INC.	DE	HEALTHSOUTH Rehabilitation Institute of San Antonio

HEALTHSOUTH OF SARASOTA LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Hospital of Sarasota
HEALTHSOUTH Rehabilitation Center-Northside
HEALTHSOUTH Rehabilitation & Sports Medicine Center
HEALTHSOUTH Aaron Mattes Therapy Center
HEALTHSOUTH OF SEA PINES LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sea Pines Rehabilitation Hospital

HEALTHSOUTH OF SEWICKLEY, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Sewickley
HEALTHSOUTH Edgeworth Outpatient Rehabilitation Center
HEALTHSOUTH OF SOUTH CAROLINA, INC.	DE	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH OF SPRING HILL, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Spring Hill
HEALTHSOUTH of St. Joseph, Inc.	DE
HEALTHSOUTH of Stuart, Inc.	DE
HEALTHSOUTH OF TALLAHASSEE LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Hospital of Tallahassee
HEALTHSOUTH Rehabilitation Center - Quincy

HEALTHSOUTH OF TEXARKANA, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Texarkana
HEALTHSOUTH Rehabilitation Center - Texarkana
Texarkana Impairment Center
HEALTHSOUTH OF TEXAS, INC.	TX	HEALTHSOUTH Rehabilitation Hospital
Impairment Center of Ft. Worth
HEALTHSOUTH Evaluation Center
HEALTHSOUTH OF TOMS RIVER, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of New Jersey
HEALTHSOUTH Rehabilitation Center - Silverton
HEALTHSOUTH Neurocenter of Plainsboro
HEALTHSOUTH Rehabilitation Center - Toms River
HEALTHSOUTH OF TREASURE COAST, INC.	DE	HEALTHSOUTH Treasure Coast Rehabilitation Hospital

HEALTHSOUTH Rehabilitation Center - Treasure Coast
HEALTHSOUTH OF UTAH, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of Utah
HEALTHSOUTH OF YORK, INC.	DE	HEALTHSOUTH Rehabilitation Hospital of York
HEALTHSOUTH Rehabilitation Center of Industrial Highway
HEALTHSOUTH Rehabilitation Center of Queen Street
HEALTHSOUTH Rehabilitation Center - Red Lion
HEALTHSOUTH Rehabilitation Center - Shrewsbury
HEALTHSOUTH of Yuma, Inc.	DE
HEALTHSOUTH Open MRI at Southlake, Inc.	DE
HEALTHSOUTH Open MRI of Fayetteville, L.L.C.	AL
HEALTHSOUTH Orthopedic & Rehabilitation Center of Pittsburgh, Limited Partnership	AL
HEALTHSOUTH ORTHOPEDIC SERVICES, INC.	DE	HEALTHSOUTH Injury & Rehabilitation of Redmond
HEALTHSOUTH Rehabilitation Center of Spokane
HEALTHSOUTH Rehabilitation Center of Vancouver (Mt. View)
HEALTHSOUTH Rehabilitation Center of Des Plaines

HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of Naperville
HEALTHSOUTH Rehabilitation Center of Woodridge
HEALTHSOUTH Rehabilitation Center of Marysville
HEALTHSOUTH Rehabilitation Center of Everett
HEALTHSOUTH Rehabilitation Center of Hoffman Estates
HEALTHSOUTH Rehabilitation Center of Chicago
HEALTHSOUTH Rehabilitation Center of Homewood
HEALTHSOUTH Rehabilitation Center of Gurnee
HEALTHSOUTH REHABILITATION CENTER OF CHEHALIS
HEALTHSOUTH Rehabilitation Center of West Portland

HEALTHSOUTH Rehabilitation Center of Oak Brook Terrace
HEALTHSOUTH P.M.C. of Sacramento, Inc. (CA)	CA
HEALTHSOUTH Pain Management Center of Sacramento, L.P.	TN
HEALTHSOUTH PALMETTO RICHLAND GAMMA KNIFE, LLC	SC
HEALTHSOUTH Physicians Surgery Center, L.P.	TN
HEALTHSOUTH PRECISION LASER CENTER, L.P.	TN
HEALTHSOUTH Properties Corporation	DE
HEALTHSOUTH PROVO SURGICAL CENTER LIMITED PARTNERSHIP	DE	HEALTHSOUTH Provo Surgical Center
HEALTHSOUTH Real Property Holding Corporation	DE
HEALTHSOUTH Real Property of Melbourne G.P.	FL
HEALTHSOUTH Rehabilitation and Spine Center of Woodside Limited Partnership	AL
HEALTHSOUTH REHABILITATION CENTER OF ALBUQUERQUE, LTD.	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH REHABILITATION CENTER OF BIRMINGHAM, LTD.	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Evaluation Centers
HEALTHSOUTH REHABILITATION CENTER OF CAVE SPRINGS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH REHABILITATION CENTER OF CHICAGO, LLC	IL	HEALTHSOUTH Rehabilitation Center of Chicago
HEALTHSOUTH REHABILITATION CENTER OF COLORADO SPRINGS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center at Premier Health Plaza
HEALTHSOUTH Rehabilitation Center of North Colorado Springs
HEALTHSOUTH Rehabilitation Center of Downtown Colorado Springs
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH REHABILITATION CENTER OF CONNECTICUT LIMITED PARTNERSHIP	AL
HEALTHSOUTH Rehabilitation Center of Dayton Limited Partnership	AL
HEALTHSOUTH REHABILITATION CENTER OF DENVER, LTD.	AL	HEALTHSOUTH Working Hands

HEALTHSOTUH Rehabilitation Center of Denver
HEALTHSOUTH REHABILITATION CENTER OF GREEN BAY LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Manitowoc
HEALTHSOUTH REHABILITATION CENTER OF ILLINOIS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center L.P.
HEALTHSOUTH REHABILITATION CENTER OF KENDALL, LTD.	AL	HEALTHSOUTH Rehabilitation Center of Kendall
HEALTHSOUTH Rehab Ctr of Miami Lake
HEALTHSOUTH REHABILITATION CENTER OF KNOXVILLE LIMITED PARTNERSHIP	AL	HealthSouth Rehabilitation Center-Knoxville North
HEALTHSOUTH REHABILITATION CENTER OF LAS VEGAS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Las Vegas
HEALTHSOUTH REHABILITATION CENTER OF LORAIN LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Lorain
HEALTHSOUTH Rehabilitation Center of Westlake
HEALTHSOUTH REHABILITATION CENTER OF LOUISVILLE, LTD.	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH REHABILITATION CENTER OF NEW HAMPSHIRE, LTD	AL	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Center of New Orleans, Ltd.	AL

HEALTHSOUTH REHABILITATION CENTER OF PARAMUS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Paramus
HEALTHSOUTH REHABILITATION CENTER OF PORTOLA VALLEY LIMITED PARTNERSHIP	AL
HEALTHSOUTH REHABILITATION CENTER OF SCOTTSDALE LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH REHABILITATION CENTER OF SCOTTSDALE LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Scottsdale
HEALTHSOUTH REHABILITATION CENTER OF SPRINGFIELD LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Springfield
HEALTHSOUTH REHABILITATION CENTER OF ST. LOUIS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of St. Louis
HEALTHSOUTH Rehabilitation Center of High Ridge
HEALTHSOUTH Rehabilitation Center of Alton
HEALTHSOUTH Rehabilitation Center of Florissant
HEALTHSOUTH Rehabilitation Center of Bridgeton
HEALTHSOUTH REHABILITATION CENTER OF SYRACUSE LIMITED PARTNERSHIP	AL	Sports Physical Therapy of New York, P.C.
HEALTHSOUTH Rehabilitation Center of Virginia Beach Limited Partnership	AL
HEALTHSOUTH Rehabilitation Center of Weatherford Limited Partnership	AL
HEALTHSOUTH REHABILITATION CENTER OF WEST DENVER LIMITED PARTNERSHIP	AL	HEALTHSOUTH Spine and Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of Denver
HEALTHSOUTH Rehabilitation Center of Littleton
HEALTHSOUTH Rehabilitation Center of Wilmington Limited Partnership	AL
HEALTHSOUTH REHABILITATION CENTER, INC.	SC	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH REHABILITATION HOSPITAL OF ARLINGTON LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Hospital of Arlington
HEALTHSOUTH Rehabilitation Center/North Arlington

HEALTHSOUTH Rehabilitation Hospital of Manati, Inc.	DE
HEALTHSOUTH REHABILITATION HOSPITAL OF NEW MEXICO, LTD.	AL	HEALTHSOUTH Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Hospital of Odessa, Inc.	DE
HEALTHSOUTH Rehabilitation Hospital of Sarasota, L.P.	AL
HEALTHSOUTH REHABILITATION INSTITUTE OF TUCSON LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Institute of Tucson
HEALTHSOUTH Rehab Tucson Country Club Center
HEALTHSOUTH Rehabilitation Systems of Texas Limited Partnership	AL
HEALTHSOUTH S.C. at Pasteur Plaza, Inc.	DE
HEALTHSOUTH S.C. of Alhambra, Inc.	DE
HEALTHSOUTH S.C. of Aventura, Inc.	DE
HEALTHSOUTH S.C. of Baltimore Joint Venture, LLC	MD
HEALTHSOUTH S.C. of Bluefield, Inc.	DE
HEALTHSOUTH S.C. of Burlington, Inc.	VT
HEALTHSOUTH S.C. of Cape Girardeau, Inc.	DE
HEALTHSOUTH S.C. of Carmel, Inc.	DE
HEALTHSOUTH S.C. of Charleston Harbor, Inc.	DE
HEALTHSOUTH S.C. of Charlotte, Inc.	DE
HEALTHSOUTH S.C. of Cleveland, Inc.	OR
HEALTHSOUTH S.C. of Colorado Springs, Inc.	DE
HEALTHSOUTH S.C. of Columbus, Inc.	OH
HEALTHSOUTH S.C. of Cullman, Inc.	DE
HEALTHSOUTH S.C. of D.C., Inc.	DC
HEALTHSOUTH S.C. of East Rutherford, Inc.	DE
HEALTHSOUTH S.C. of Eldersburg, Inc.	MD
HEALTHSOUTH S.C. of Ellicott City, Inc.	DE
HEALTHSOUTH S.C. of Greensboro, Inc.	DE
HEALTHSOUTH S.C. of Henderson, Inc.	DE
HEALTHSOUTH S.C. of Hickory, Inc.	DE
HEALTHSOUTH S.C. of Homewood, Inc.	AL
HEALTHSOUTH S.C. of Huntington Beach, Inc.	DE
HEALTHSOUTH S.C. of Kendall, Inc.	FL
HEALTHSOUTH S.C. of Maui, Inc.	TN
HEALTHSOUTH S.C. of Montgomery, Inc.	DE
HEALTHSOUTH S.C. of Muskogee, Inc.	DE
HEALTHSOUTH S.C. of New Jersey, Inc.	DE
HEALTHSOUTH S.C. of Norwalk, Inc.	DE
HEALTHSOUTH S.C. of Odessa, Inc.	DE
HEALTHSOUTH S.C. of Park City, Inc.	DE
HEALTHSOUTH S.C. of Pinole, Inc.	CA
HEALTHSOUTH S.C. of Portland, Inc.	DE
HEALTHSOUTH S.C. of Riverside, Inc.	CA
HEALTHSOUTH S.C. of Riverton, Inc.	WY
HEALTHSOUTH S.C. of San Angelo, Inc.	DE
HEALTHSOUTH S.C. of San Diego, Inc.	DE
HEALTHSOUTH S.C. of San Marcos, Inc.	TX
HEALTHSOUTH S.C. of Santa Monica, Inc.	CA
HEALTHSOUTH S.C. of Scottsdale-Bell Road, Inc.	DE
HEALTHSOUTH S.C. of South Texas, Inc.	DE
HEALTHSOUTH S.C. of Southern Pines, Inc.	DE
HEALTHSOUTH S.C. of Spokane, Inc.	DE
HEALTHSOUTH S.C. of Tampa, Inc.	FL
HEALTHSOUTH S.C. of Waco, Inc.	TX

HEALTHSOUTH S.C. of Wilkes-Barre, Inc.	DE
HEALTHSOUTH S.C. of Ygnacio Valley, Inc.	CA
HEALTHSOUTH Salt Lake Surgical Center, Inc.	DE
HEALTHSOUTH Salt Lake Surgical Center, Inc.	DE
HEALTHSOUTH SALT LAKE SURGICAL CENTER, L.P.	GA	HEALTHSOUTH Salt Lake Surgical Center
HEALTHSOUTH San Buenaventura Surgery Center, L.P.	CA
HEALTHSOUTH Specialty Hospital of Union, Inc.	DE
HealthSouth Specialty Hospital of Winnfield, Inc.	DE
HEALTHSOUTH SPECIALTY HOSPITAL, INC.	TX	HSMC Home Health
HEALTHSOUTH Specialty Surgery Center of Charlotte, L.P	TN

HEALTHSOUTH Sports Medicine & Rehabilitation Center of Baton Rouge Limited Partnership	AL
HEALTHSOUTH SPORTS MEDICINE & REHABILITATION CENTER OF CHICAGO, INC.	IL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Chicago, Inc.	IL
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Omaha Limited Partnership	AL
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Pascagoula Limited Partnership	AL
HEALTHSOUTH SPORTS MEDICINE AND REHABILITATION CENTER OF BLUE SPRINGS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH of Warrensburg
HEALTHSOUTH SPORTS MEDICINE AND REHABILITATION CENTER OF LAKE OZARK LIMITED PARTNERSHIP	AL	HEALTHSOUTH Rehabilitation Center of Lake Ozark
HEALTHSOUTH Sports Medicine and Rehabilitation Center of San Carlos Limited Partnership	AL
HEALTHSOUTH Springfield, LLC	TN
HEALTHSOUTH St. Barnabus Joint Venture, LLC	TN
HEALTHSOUTH St. Vincent Joint Venture, LLC	OH
HEALTHSOUTH St. Vincent, LLC	OH
HEALTHSOUTH Sub-Acute Center of Houston, Inc.	TX
HEALTHSOUTH SUB-ACUTE OF MECHANICSBURG, INC.	DE	HEALTHSOUTH Regional Specialty Hospital
HEALTHSOUTH Surgery Center - ‘J’ Street, L.P.	CA
HEALTHSOUTH SURGERY CENTER AT PASTEUR PLAZA, L.P.	GA
HEALTHSOUTH Surgery Center of Alamo Heights, Inc.	DE
HEALTHSOUTH Surgery Center of Alamo Heights, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF ALHAMBRA, L.P.	CA
HEALTHSOUTH Surgery Center of Arrowhead Park, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF AVENTURA, L.P.	TN
HEALTHSOUTH Surgery Center of Baltimore, Inc.	MD
HEALTHSOUTH Surgery Center of Baton Rouge, Inc.	DE
HEALTHSOUTH SURGERY CENTER OF BATON ROUGE, L.P.	TN	HEALTHSOUTH Surgi-Center of Baton Rouge
HEALTHSOUTH SURGERY CENTER OF BILLINGS, L.P.	TN	HEALTHSOUTH Surgery Center of Billings
HEALTHSOUTH Surgery Center of Bluefield, L.P.	TN
HEALTHSOUTH Surgery Center of Bridgeport, LLC	DE	HEALTHSOUTH Surgery Center of Bridgeport
HEALTHSOUTH Surgery Center of Cape Girardeau, L.P.	TN

HEALTHSOUTH Surgery Center of Charlotte, L.P.	GA
HEALTHSOUTH Surgery Center of Clearwater, Inc.	FL
HEALTHSOUTH Surgery Center of Clearwater, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF COLORADO SPRINGS, LLC	TN	Surgical Center at Premier
HEALTHSOUTH Surgery Center of Columbus, Inc.	DE
HEALTHSOUTH Surgery Center of Columbus, L.P.	TN
HEALTHSOUTH Surgery Center of Crestview, Inc.	DE
HEALTHSOUTH Surgery Center of Crestview, L.P.	TN
HEALTHSOUTH Surgery Center of D.C., L.P.	TN
HEALTHSOUTH SURGERY CENTER OF DANBURY, L.P.	GA	HEALTHSOUTH Surgery Center of Danbury
HEALTHSOUTH Surgery Center of Dayton, Inc.	OH
HEALTHSOUTH Surgery Center of Dayton, L.P.	TN
HEALTHSOUTH Surgery Center of East Rutherford, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF EASTON, L.P.	TN	Delmarva HEALTHSOUTH Surgery Center
HEALTHSOUTH Surgery Center of Eldersburg, L.P.	TN
HEALTHSOUTH Surgery Center of Fairfield, Inc.	DE
HEALTHSOUTH Surgery Center of Ft. Collins, LLC	CO
HEALTHSOUTH Surgery Center of Greensboro, L.P.	GA
HEALTHSOUTH SURGERY CENTER OF HICKORY, L.P.	GA	HEALTHSOUTH Surgery Center of Hickory
HEALTHSOUTH Surgery Center of Homewood, L.P.	TN
HEALTHSOUTH Surgery Center of Huntington Beach, L.P.	TN

HEALTHSOUTH Surgery Center of Kendall, L.P.	TN
HEALTHSOUTH Surgery Center of Kenosha, L.P.	TN
HEALTHSOUTH Surgery Center of Louisville, Inc.	DE
HEALTHSOUTH SURGERY CENTER OF LOUISVILLE, L.P.	TN	HEALTHSOUTH Surgery Center of Louisville
HEALTHSOUTH Surgery Center of Loveland, Inc.	CO
HEALTHSOUTH Surgery Center of Loveland, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF MAUI, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF MUSKOGEE, L.P.	TN	HEALTHSOUTH Three Rivers Surgery Center
HEALTHSOUTH Surgery Center of New Jersey, Inc.	NJ
HEALTHSOUTH Surgery Center of New Jersey, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF NORWALK, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF PARK CITY, L.P.	TN	HEALTHSOUTH Surgery Center of Park City
HEALTHSOUTH Surgery Center of Pecan Valley, Inc.	DE
HEALTHSOUTH Surgery Center of Pecan Valley, L.P.	TN
HEALTHSOUTH Surgery Center of Pinellas Park, Inc.	DE
HEALTHSOUTH Surgery Center of Pinellas Park, L.P.	TN
HEALTHSOUTH Surgery Center of Pinole, L.P.	TN
HEALTHSOUTH Surgery Center of Reading, Inc.	DE
HEALTHSOUTH Surgery Center of Riverside, L.P.	TN
HEALTHSOUTH Surgery Center of Riverton, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF ROSELAND, L.P.	TN
HEALTHSOUTH Surgery Center of San Angelo, L.P.	TN
HEALTHSOUTH Surgery Center of San Buenaventura, Inc.	DE

HEALTHSOUTH Surgery Center of San Buenaventura, L.P.	CA

HEALTHSOUTH Surgery Center of San Marcos, L.P.	TN
HEALTHSOUTH Surgery Center of Santa Monica, L.P.	TN
HEALTHSOUTH Surgery Center of Scottsdale, Inc.	DE

HEALTHSOUTH Surgery Center of Scottsdale, L.P.	TN
HEALTHSOUTH Surgery Center of Scottsdale-Bell Road, L.P.	TN
HEALTHSOUTH Surgery Center of South Texas, LLC	TN
HEALTHSOUTH Surgery Center of Southern Pines, L.P.	GA
HEALTHSOUTH Surgery Center of Spokane, Inc.	DE
HEALTHSOUTH Surgery Center of Springfield, Inc.	DE
HEALTHSOUTH Surgery Center of Summerlin, Inc.	DE
HEALTHSOUTH SURGERY CENTER OF SUMMERLIN, L.P.	TN	Tenaya Surgery Center, a HEALTHSOUTH Affiliate
HEALTHSOUTH Surgery Center of Tampa, L.P.	TN
HEALTHSOUTH Surgery Center of the Permian Basin, L.P.	TN
HEALTHSOUTH Surgery Center of Toledo, Inc.	DE
HEALTHSOUTH Surgery Center of Tuckahoe, L.P.	TN
HEALTHSOUTH SURGERY CENTER OF TUCSON, L.P.	AZ	HEALTHSOUTH Surgery Center of Tucson
HEALTHSOUTH Surgery Center of Waco, L.P.	TN
HEALTHSOUTH Surgery Center of Western Lake County, L.P.	TN
HEALTHSOUTH Surgery Center of Westlake, Inc.	OH
HEALTHSOUTH Surgery Center of Westlake, L.P.	TN
HEALTHSOUTH Surgery Center of Wilkes-Barre, L.P.	TN
HEALTHSOUTH Surgery Center of Ygnacio Valley, L.P.	TN
HEALTHSOUTH SURGERY CENTERS OF CHATTANOOGA, L.P.	TN	HEALTHSOUTH Chattanooga Surgery Center
HEALTHSOUTH Surgery Centers-West, Inc.	DE
HEALTHSOUTH SURGICAL CENTER OF GREENSBORO, LLC	GA
HEALTHSOUTH Surgical Center of Greensboro, LLC	NC
HEALTHSOUTH SURGICAL CENTER OF TUSCALOOSA LIMITED PARTNERSHIP	AL	Tuscaloosa Surgical Center
HEALTHSOUTH Surgical Center of Tuscaloosa, Inc.	AL
HEALTHSOUTH TEXAS LIMITED PARTNERSHIP	AL	HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of Terrell
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabiliation Center of Killeen
HEALTHSOUTH Spine Center of Houston
HEALTHSOUTH Progressive Rehabilitation Center
HEALTHSOUTH Rehabilitation Center of San Antonio
HEALTHSOUTH ORTHOSPORT REHABILITATION CENTER
HEALTHSOUTH Rehabilitation Center of Webster
HEALTHSOUTH Rehabilitation Center of Baytown
HEALTHSOUTH Rehabilitation Center of Southwest Dallas
HEALTHSOUTH Rehabilitation Center of Bonham
HEALTHSOUTH Rehabilitation Center of Lubbock
HEALTHSOUTH Rehabilitation Center of Levelland
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Cedar Park
HEALTHSOUTH Rehabilitation Center of El Campo
HEALTHSOUTH Rehabilitation Center of Wharton
HEALTHSOUTH Rehabilitation Center of Houston
HEALTHSOUTH Tri-State Regional Rehabilitation Hospital Limited Partnership	AL

HEALTHSOUTH U.S. Health West Columbus, LLC	TN
HEALTHSOUTH Valley Hospital, LLC	WA
HEALTHSOUTH VALLEY OF THE SUN REHABILITATION HOSPITAL LIMITED PARTNERSHIP	AL	HEALTHSOUTH Valley of The Sun Rehabilitation Hospital
HEALTHSOUTH Valley Outpatient Hospital, L.P.	WA
HEALTHSOUTH/ACS Fitness, L.L.C.	AL
HEALTHSOUTH/Baptist Rehabilitation Hospital of East Tennessee Limited Partnership	AL
HEALTHSOUTH/EMPIRE GAMMA KNIFE, L.L.C.	WA
HEALTHSOUTH/GHS LIMITED LIABILITY COMPANY	PA	Geisinger HEALTHSOUTH Rehabilitation Center of Danville
HEALTHSOUTH/Northwestern Memorial Rehabilitation Center of Chicago, LLC	IL
HEALTHSOUTH/San Antonio Clinics Limited Partnership	AL
HEALTHSOUTH/UC Center for Sports Medicine	IL
HEALTHSOUTH/Woodlands S.C., LLC	TN
HEALTHSOUTH/Woodlands Surgery Center of Cullman, L.P.	TN
HEALTHSOUTH-Montgomery Surgery Center, L.P.	TN
HEALTHSOUTH-Montgomery, Inc.	TN
Helmwood Associates Limited Partnership	DE
Heritage Medical Services of Florida, Inc.	FL
Heritage Medical Services of Maryland, Inc.	TN
Heritage Medical Services of South Carolina, Inc.	SC
Heritage Medical Services of Texas, Inc.	TX
Hertfordshire Magnetic Imaging Limited	UK
Hialeah Convalescent Centers, Inc.	FL
HONOLULU SURGERY CENTER, L.P.	TN	HEALTHSOUTH Surgicare of Hawaii
Horizon Medical Management, Inc.	DE
Hospital Health Systems, Inc.	FL
HOUSTON REHABILITATION ASSOCIATES	DE	HEALTHSOUTH Hospital of Houston
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HRC Services, Inc.	PA
HSC Boca Raton Outpatient Surgery Center, Ltd.	FL
HSC of Beaumont, Inc.	TN
HSC of Boca Raton, Inc.	FL
HSC of Bradenton, Inc.	TN
HSC of Chesapeake, Inc.	TN
HSC of Cincinnati, Inc.	TN
HSC of Clarksville, Inc.	TN
HSC of Ft. Pierce, Inc.	GA
HSC of Houston, Inc.	TN
HSC of Nashville, Inc.	TN
HSC of Southwest Houston, Inc.	TN
HSC of Vero Beach, Inc.	TN
HSC Surgical Associates of Beaumont, L.P.	TX
HSC Surgical Associates of Bradenton, L.P.	TN
HSC SURGICAL ASSOCIATES OF CLARKSVILLE, L.P.	TN	HEALTHSOUTH Surgery Center of Clarksville
HSC SURGICAL ASSOCIATES OF FT. PIERCE, L.P.	GA	Atlantic Surgery Center, a HEALTHSOUTH Facility
HSC SURGICAL ASSOCIATES OF HOUSTON, L.P.	TX	HEALTHSOUTH Hospital for Specialized Surgery
HSC Surgical Associates of Southwest Houston, L.P.	TX
HUNTINGTON SURGERY CENTER, LIMITED PARTNERSHIP	WV	Cabell-Huntington Surgery Center
Huntington Surgery Properties, Limited Partnership	WV

HVPG of California, Inc.	CA
IMAGING ASSOCIATES OF WESTERN MARYLAND, LIMITED PARTNERSHIP	MD	HEALTHSOUTH Diagnostic Center of Frederick
Imaging Center of the Southwest	TX
Indian River MRI Associates, Ltd.	FL
Indian River MRI Joint Venture	FL
INDIAN RIVER SURGERY CENTER, LTD.	FL	HEALTHSOUTH Indian River Surgery Center
Indiana Outpatient Centers, Inc.	IN
Indianapolis Surgery Center Limited Partnership	IN
INLAND SURGERY CENTER, L.P.	CA	Inland Surgery Center
Innovative Health Alliances, Inc.	DE
Integricare, LLC	TN
Inter Care Group, Inc.	DE
J.C. BLAIR / HEALTHSOUTH REHABILITATION AND SPORTS MEDICINE CENTER, LLC	PA
Jay Hawk Associates of Delaware Limited Partnership	DE
JOHNSON PHYSICAL THERAPY, INC.	OH	HEALTHSOUTH Rehabilitation Center of Youngstown
JOHNSON PHYSICAL THERAPY, INC.	OH	HEALTHSOUTH Sports Medicine & Rehabilitation Center
Johnson Physical Therapy, Inc.	OH
Johnson Rehab Associates Limited Partnership	DE
JOLIET SURGERY CENTER LIMITED PARTNERSHIP	IL	HEALTHSOUTH Amsurg Surgery Center, L.P.
Jonesboro Health Associates Limited Partnership	DE
K.C. REHABILITATION HOSPITAL, INC.	DE	Mid America Rehabilitation Hospital
Kansas Outpatient Centers, Inc.	KS
KANSAS REHABILITATION HOSPITAL, INC.	DE	Kansas Rehabilitation Hospital, a Joint Venture of HEALTHSOUTH and Stormont-Vail Healthcare
KBT Corporation	MA
Kentfield Hospital Corporation	CA
KITSAP PENINSULA SURGERY CENTER, LIMITED PARTNERSHIP	WA
KNOXVILLE AMBULATORY SURGERY CENTER, L.P.	TN	HEALTHSOUTH Knoxville Surgery Center
Knoxville-SCA Surgery Center, Inc.	TN
Kokomo Rehabilitation Hospital, Inc.	DE
Kokomo Rehabilitation Hospital, L.P.	DE
KPSC, Inc.	WA
La Jolla Health Systems, Inc.	CA
Lahey/Advantage General Partnership	MA
Lake Howard Heights Associates, Ltd.	FL
Lakeland Physicians Medical Building, Inc.	MS
Lakeland Surgical & Diagnostic Center, L.L.P.	CT
LAKESHORE SYSTEM SERVICES OF FLORIDA, INC.	FL	HEALTHSOUTH Emerald Coast Rehabilitation Hospital
HEALTHSOUTH Emerald Coast Rehabilitation Center
HEALTHSOUTH Emerald Coast Sports and Rehabilitation Center
Lakeshore System Services of Florida, Inc.	FL
LAKEVIEW REHABILITATION GROUP PARTNERS	KY	HEALTHSOUTH Lakeview Rehabilitation Hospital of Central Kentucky
LAKEVIEW REHABILITATION GROUP PARTNERS	KY	Rehabworks
LANCASTER MAGNETIC IMAGING, LTD.	PA	HEALTHSOUTH Diagnostic Center of Lancaster
Lancaster Medical Centre, Inc.	PA
LANCASTER SURGERY CENTER, LIMITED PARTNERSHIP	PA	HEALTHSOUTH Surgery Center of Lancaster
Lancaster Surgery Properties, Ltd.	PA
Lancaster Surgical Center, Inc.	PA
Lap Choly/GS Associates	CA

Laparoscopic Center of South Florida L.L.C.	AL
Latrobe-Harmarville Outpatient Rehabilitation Center	PA
LATTIMORE SERVICES ORGANIZATION, LLC	NY
Lattimore Services Organization, LLC	NY
Leeward Back and Neck, Inc.	HI
LEXINGTON SURGERY CENTER, LTD.	KY	HEALTHSOUTH Lexington Surgery Center
Lexington-SC Properties, Inc.	KY
Lexington-SC, Inc. d/b/a Lexington-SC Partners, Ltd.	KY
Lex-Surg Associates	KY
LH Real Estate Company, Inc.	MA
Lithotripsy Associates of Texas, Limited Partnership	GA
LITTLE ROCK SURGERY CENTER, LIMITED PARTNERSHIP	AR	Little Rock Surgery Center
Little Rock-SC, Inc.	AR
LONGVIEW PHYSICIANS PHYSICAL THERAPY SERVICES, INC.	WA	HEALTHSOUTH Rehabiliation Center of Longview
Louisiana Outpatient Centers, Inc.	DE
LOUISVILLE S.C., LTD.	KY	HEALTHSOUTH Surgecenter of Louisville
Louisville-SC Properties, Inc.	KY
LOYOLA AMBULATORY SURGERY CENTER AT OAKBROOK, Inc.	IL
LOYOLA AMBULATORY SURGERY CENTER AT OAKBROOK, L.P.	IL
MADISON REHABILITATION CENTER, INC.	CT	HEALTHSOUTH Sports Medicine & Rehabilitation Center
MAGNETIC IMAGING OF BELLEVILLE, LTD.	IL	HEALTHSOUTH Diagnostic Center of Belleville
Mancor Medical Management Company, Inc.	CA
Marion Holdings, LLC	DE
MARION SURGERY CENTER, LTD.	IL	HEALTHSOUTH Surgery Center of Southern Illinois, L.P.

Maryland-SCA Centers, Inc.	MD
MCA SPORTS OF AMARILLO, INC.	TX	HEALTHSOUTH Rehabilitation Center of Amarillo

MCKENZIE SURGERY CENTER, L.P.	TN	McKenzie Surgery Center, a HEALTHSOUTH Surgery Center
Medical Management Associates, Inc.	CA
MEDICAL PARTNERS SURGERY CENTER, LTD.	FL	HEALTHSOUTH Medical Partners Surgery Center
Medical Surgical Centers of America, Inc.	CA	Grossmont Surgery Center
Meditrina Medical Center, Ltd.	CA
MELBOURNE SURGERY CENTER, L.P.	GA	HEALTHSOUTH Melbourne Surgery Center
Memorial MRI Center	TN
Memphis Rehab Associates, Limited Partnership	DE
MEMPHIS SURGERY CENTER, LTD.	TN	Memphis Surgery Center
Memphis Surgery Properties, Ltd., L.P.	TN
Memphis-SC, LLC	TN
Memphis-SC, LLC	TN
MERCY AMBULATORY SURGERY CENTER, LTD.	OH	Mercy HEALTHSOUTH Surgery Center
Mercy Ambulatory Surgery Center, Ltd.	OH
Mercy HEALTHSOUTH, Ltd.	OH
Meridian Health Care Management, L.P.	DE
Miami Neuroscience Center, L.L.C.	AL
Microsurgery Leasing Associates	CA
Mid-America Associates, Limited Partnership	DE
Mid-America Outpatient Centers, Inc.	DE

MID-COUNTY SURGICAL ASSOCIATES, L.P., A CALIFORNIA LIMITED PARTNERSHIP	CA	HEALTHSOUTH UTC Surgicenter
Mid-Peninsula Endoscopy Center, General Partnership	CA
MIDWEST ANESTHESIA, INC.	MO	Midwest Anethesia
Mississippi Surgical Center Limited Partnership	MS
Missouri Surgery Center, Inc.	MO
MMDC of New Jersey, Inc.	NJ
MMDC of Pennsylvania, Inc.	PA
Mobile-SC Properties, Ltd.	AL
MOBILE-SC, LTD.	AL	HEALTHSOUTH Mobile Surgery Center
MONTGOMERY SURGERY CENTER LIMITED PARTNERSHIP	MD	HEALTHSOUTH Montgomery Surgery Center
MPEU, L.L.C.	OK	HEALTHSOUTH Medical Plaza Endoscopy Unit
MRI at Belfair, LLC	SC
MRI of Miami, Ltd.	FL
MT. PLEASANT SURGERY CENTER, L.P.	TN	HEALTHSOUTH Mt. Pleasant Surgery Center
NASHVILLE SURGERY CENTER, L.P.	TN	HEALTHSOUTH Nashville Surgery Center
Nashville-SCA Surgery Centers, Inc.	TN
NATIONAL IMAGING AFFILIATES OF FAYETTEVILLE, INC.	TN	HEALTHSOUTH Diagnostic Center of Fayetteville
National Imaging Affiliates of Indian River, Inc.	TN
NATIONAL IMAGING AFFILIATES OF SAN ANGELO, L.L.C.	TN	HEALTHSOUTH Diagnostic Center of San Angelo
National Imaging Affiliates of Washington, Inc.	TN
National Imaging Affiliates, Inc.	DE
National Physicians Equity Corporation	CA
National Surgery Centers - Bakersfield, Inc.	CA
National Surgery Centers, Inc.	DE
NATIONAL SURGICARE JV-1, LTD.	TX	HEALTHSOUTH Surgery Center of Mesquite
Naugatuck Valley Surgical Center, L.P.	CT
NEURO IMAGING INSTITUTE, INC.	FL	Neuro Imaging Institute, Inc.
NEURO IMAGING INSTITUTE II INC.	FL	Neuro Imaging Institute II, Inc.
Nevada Rehabilitation Hospital, Inc.	DE
New England Home Health Care, Inc.	MA
NEW ENGLAND REHABILITATION CENTER OF SOUTHERN NEW HAMPSHIRE, INC.	NH	HEALTHSOUTH Sports Medicine & Rehabilitation Center
NEW ENGLAND REHABILITATION HOSPITAL, INC.	MA	HEALTHSOUTH New England Rehab Hospital
HEALTHSOUTH Rehabilitation Center At Hunt
HEALTHSOUTH Rehabilitation Center of Lowell
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center at New England Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Center
HEALTHSOUTH Rehabilitation Center - Keleher
NEW ENGLAND REHABILITATION MANAGEMENT CO., INC.	NH
NEW ENGLAND REHABILITATION SERVICES OF CENTRAL MASSACHUSETTS, INC.	MA	Fairlawn Rehabilitation Hospital
New Mexico Surgery Properties Limited Partnership	NM
NEW MEXICO SURGICENTER LIMITED PARTNERSHIP	NM	HEALTHSOUTH Albuquerque Surgery Center
NEWPORT BEACH ENDOSCOPY CENTER, GENERAL PARTNERSHIP	CA
Newport Beach Endoscopy Center, General Partnership	CA
Newport Beach Health Systems, Inc.	CA

NHP Tucson Healthcare Associates, Limited Partnership	CA
NIA Cancer Treatment Center, Inc.	TN
NORTH ATLANTA ENDOSCOPY CENTER, L.P.	GA	North Atlanta Endoscopy Center, an Affiliate of HEALTHSOUTH
NORTH COAST SURGERY CENTER, LTD.	CA	HEALTHSOUTH North Coast Surgery Center
North County Outpatient Management, Inc.	GA
NORTH COUNTY SURGERY CENTER, L.P.	GA	HEALTHSOUTH Surgery Center of North County
North Indianapolis, LLC	TN
NORTH LOUISIANA REHABILITATION CENTER, INC.	LA
NORTH TEXAS SURGI-CENTER JV	TX	North Texas Surgi-Center, a HEALTHSOUTH Surgery Center
Northeast Arkansas Rehabilitation Unit, Inc.	AR
Northeast Surgery Center, Ltd.	TX
Northeastern Magnetic Imaging, Ltd.	PA
Northern Rhode Island Rehab Management Associates, L.P.	DE

Northern Rockies Surgicenter, Inc.	MT
NORTHERN SOLANO SURGERY CENTER, L.P.	CA	HEALTHSOUTH Surgery Center - Solano
Northern Virginia Rehabilitation Hospital, Inc.	VA
NORTHWEST ARKANSAS REHABILITATION ASSOCIATES	AR	HEALTHSOUTH Rehabilitation Hospital, a Partner with Regional
HEALTHSOUTH Sports Medicine & Rehabilitation Center - Springdale
HEALTHSOUTH Sports Medicine & Rehabilitation Center - Fayetteville East
HEALTHSOUTH Sports Medicine & Rehabilitation Center - Mid-Cities
HEALTHSOUTH Sports Medicine & Rehabilitation Center - Bella Vista
Northwest Surgicare, Inc.	DE
NORTHWEST SURGICARE, LTD.	IL	HealthSouth Northwest Surgicare
Northwestern Sports Clinic, Inc.	WA
NovaCare SMC, Inc.	MD
NSC Atlanta, Inc.	DE
NSC Auburn, Inc.	CA
NSC Brownsville, Inc.	TX
NSC Channel Islands, Inc.	CA
NSC Connecticut, Inc.	CT
NSC Dallas, Inc.	TX
NSC Elizabethtown, Inc.	KY
NSC Fayetteville, Inc.	NC
NSC Greensboro West, Inc.	NC
NSC Greensboro, Inc.	NC
NSC Houston, Inc.	TX
NSC Jacksonville, Inc.	FL
NSC Kent, Inc.	OH
NSC Lancaster, Inc.	CA
NSC Las Vegas East, Inc.	NV
NSC Las Vegas, Inc.	NV
NSC Manahawkin, Inc.	NJ
NSC Miami, Inc.	FL
NSC Norman, Inc.	OK
NSC Oklahoma City, Inc.	OK
NSC Phoenix, Inc.	AZ
NSC Port St. Lucie, Inc.	FL

NSC Provo, Inc.	UT
NSC Sarasota, Inc.	DE
NSC Seattle, Inc.	WA
NSC St. Augustine, Inc.	FL
NSC Upland, Inc.	CA
NSCSM, L.P.	CA
Oakview MSO	CA
Oakwater Outpatient Surgery Center, L.P.	GA
Odessa East Loop Management, Inc.	TX
Ohio Valley General Hospital-Harmarville Outpatient Rehabilitation Center	OH
Ohio Valley Joint Venture, LLC	TN
Ohio Valley Surgery Center, L.P.	TN
Oklahoma Ambulatory Surgery Center I, L.P.	GA
Old Farms Forest Associates Limited Partnership	CT
Orange Surgical Services, Ltd.	CA
ORLANDO CENTER FOR OUTPATIENT SURGERY, L.P.	GA	HEALTHSOUTH Orlando Center For Outpatient Surgery

Orthopaedic Associates of Broward, Inc.	FL
Orthopaedic Institute of South Florida, L.L.C.	AL
Orthopaedic Surgeons, Inc.	DE
Oshkosh Surgery Center, L.P.	TN
Oshkosh-SCA Surgery Center, Inc.	WI
OUTPATIENT SURGERY CENTER OF THE WOODLANDS, LTD.	TX	The Surgery Center of The Woodlands Affiliated With HEALTHSOUTH
Outpatient Surgery Center, Inc.	MO
OWENSBORO AMBULATORY SURGICAL FACILITY, LTD.	KY	HEALTHSOUTH Owensboro Surgery Center
Paces Imaging, Inc.	GA
PACIFIC REHABILITATION & SPORTS MEDICINE, INC.	DE	HEALTHSOUTH Rehabilitation Center of Newberg
HEALTHSOUTH Rehabilitation Center of Oregon City

HEALTHSOUTH Rehabilitation Center of Sheridan
HEALTHSOUTH of North Seattle
Palm Desert Care Center, Inc.	DE
Palm Springs Rehabilitation Hospital, Inc.	CA
Paoli Ambulatory Surgery Center	PA
PAOLI SURGERY CENTER, L.P.	TN	Paoli Surgery Center
Park Manor Nursing Home, Inc.	NJ
Pawtucket Outpatient Medical Building, Inc.	RI
Penn-Mar Rehabilitative Services, Inc.	PA
PERIMETER CENTER FOR OUTPATIENT SURGERY, L.P.	GA	HEALTHSOUTH Center of Atlanta
Philbrook Hotel Associates	ME
Physical Therapeutix, Inc.	MI
Physical Therapy & Athletic Rehabilitation Associates, Inc.	WA

Physical Therapy & Sports Medicine Center	MI
Physical Therapy and Sports Medicine Center Partnership	MI
Physical Therapy Professionals, Inc.	OK
Physical Therapy Specialties, Inc.	WA
PHYSICIAN PRACTICE MANAGEMENT CORPORATION	DE

Physicians Surgery Center, Limited Partnership	CA

Physicians Surgery Center, Ltd.	FL
PHYSICIANS SURGICAL CENTER, LIMITED PARTNERSHIP	OK	Physicians Surgical Center, an affiliate of HEALTHSOUTH
PIEDMONT HEALTHSOUTH REHABILITATION, LLC	SC
Plano Health Associates, Limited Partnership	DE
Plano Rehab Associates Limited Partnership	DE
Plano Surgery Center, L.P.	TX
Pomerado Outpatient Surgical Center, Inc.	CA
POMERADO OUTPATIENT SURGICAL CENTER, L.P.	CA	HEALTHSOUTH Rancho Bernardo Surgery Center
POPLAR CREEK SURGICAL CENTER, LLC	IL
PR ACQUISITION CORPORATION	CA	HEALTHSOUTH Sports Medicine & Rehabilitation Center of Bullhead City
PR ACQUISITION CORPORATION	CA	HEALTHSOUTH Rehabilitation Center of Henderson
HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Sports Medicine & Rehabilitation Center at Tenaya
HEALTHSOUTH Sports Medicine & Rehabilitation Center
Premier Ambulatory Surgery of Mesquite, Inc.	TX
Premier Ambulatory Surgery of Tri-Valley, Inc.	CA
Premier Ambulatory Surgery of Blackhawk, Inc.	CA
Premier Ambulatory Surgery of Forest Park, Inc.	TX
Premier Ambulatory Surgery of Walnut Creek, Inc.	CA
Premier MSO of Texas, Inc.	TX
PREMIER SURGERY OF FOREST PARK, L.P.	TX	HEALTHSOUTH Surgery Center of Forest Park
Pride/Braintree Joint Venture	MA
PRO FITNESS, L.L.C.	NY
PROFESSIONAL SPORTS CARE MANAGEMENT, INC.	DE	HEALTHSOUTH Sports Medicine & Rehabilitation Center (Statewide)
Professional Sports Care Midtown, L.P.	NY
PROFESSIONAL SPORTS CARE NEW BRUNSWICK, L.P.	NJ	HEALTHSOUTH Sports Medicine & Rehabilitation Center
Professional Sports Care Queens, L.P.	NY
Professional Sports Care Somers, L.P.	NY
Professional Therapy & Rehabilitation, Inc.	OK
PROFESSIONAL THERAPY SYSTEMS, INC.	TN	HEALTHSOUTH Rehabilitation Center
Progressive RGA LLC	GA
Progressive-RGA, LLP	GA
PTSMA, INC.	CT	HEALTHSOUTH Sports Medicine & Rehabilitation Center of Enfield
PUEBLO AMBULATORY SURGERY CENTER LIMITED PARTNERSHIP	CO	HEALTHSOUTH Pueblo Surgery Center
Pueblo-SCA Surgery Center, Inc.	CO
RADIOLOGY DIAGNOSTIC CENTERS, INC.	MD	Radiology Diagnostic Center-HEALTHSOUTH
RadioSurgery Ventures, L.L.C.	AL
Reading Surgery Center Associates	PA
Real Estate Investment of Indiana, L.L.C.	IN
Real Estate Investment of Indiana, L.P.	IN
REBOUND, INC.	DE	HEALTHSOUTH Lakeshore Rehabilitation Hospital
HEALTHSOUTH Lakeshore Outpatient
HEALTHSOUTH Rehabilitation Hospital of North Alabama
HEALTHSOUTH Central Georgia Rehabilitation Hospital

HEALTHSOUTH Rehabilitation Center - Central Georgia

HEALTHSOUTH Chattanooga Rehabilitation Hospital

HEALTHSOUTH Rehabilitation Hospital of Huntington

HEALTHSOUTH Cane Creek Rehabilitation Hospital

HEALTHSOUTH Lakeshore Carraway Rehabilitation Unit

HEALTHSOUTH Sports Medicine & Rehabilitation Center

HEALTHSOUTH Evaluation Center

Redlands Ambulatory Surgery Center	CA
Redlands-SCA Surgery Centers, Inc.	CA
REGIONAL CANCER TREATMENT CENTER, LTD.	TX
Rehab Clinic Management Associates	DE
Rehab Concepts Corp.	DE
Rehab Resources, Inc.	DE
Rehabilitation Associates, L.P.	VA
Rehabilitation Centers of Maryland Limited Partnership	AL
REHABILITATION HOSPITAL CORPORATION OF AMERICA	DE	HEALTHSOUTH Chesapeake Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Hospital of Virginia
HEALTHSOUTH Western Hills Regional Rehabilitation Hospital
HEALTHSOUTH Rehabilitation Center-Vienna
HEALTHSOUTH Southern Hills Rehabilitation Hospital
HEALTHSOUTH Southern Hills Rehabilitation Center
HEALTHSOUTH Rehabilitation Center - Bluefield
REHABILITATION HOSPITAL OF COLORADO SPRINGS, INC.	DE	HEALTHSOUTH Transitional Care Unit
Rehabilitation Hospital of Fort Wayne, Inc.	IN
Rehabilitation Hospital of Fredericksburg, Inc.	DE
Rehabilitation Hospital of Nevada - Las Vegas, Inc.	DE
REHABILITATION HOSPITAL OF NEVADA - LAS VEGAS, L.P.	DE	HEALTHSOUTH Rehabilitation Hospital of Las Vegas
Rehabilitation Hospital of North Alabama, LLC	AL
Rehabilitation Hospital of Petersburg, Inc.	DE
Rehabilitation Hospital of Phenix City, L.L.C.	AL
Rehabilitation Hospital of Plano, Inc.	TX
REHABILITATION INSTITUTE OF WESTERN MASSACHUSETTS, INC.	MA	HEALTHSOUTH Rehabilitation Hospital of Western Massachusetts
Rehabmed Associates Limited Partnership	DE
RENO OUTPATIENT SURGERY, LTD.	NV	HEALTHSOUTH Reno Medical Plaza
Reno Rehab Associates, Limited Partnership	DE
Rocky Mountain Health Associates Limited Partnership	DE
Romano Rehabilitation Hospital, Inc.	TX
Royal Oaks Partnership	FL
RUSK REHABILITATION CENTER, L.L.C.	MO	Howard A. Rusk Rehabilitation Center, Joint Venture of HEALTHSOUTH and The University of Missouri - Columbia
Ruston Louisiana Associates Limited Partnership	DE

SADDLEBACK OUTPATIENT SURGERY CENTER, LTD.	CA	Saddleback Valley Outpatient Surgery, an Affiliate of HEALTHSOUTH
SAINT BARNABAS / HEALTHSOUTH REHABILITATION CENTER, L.L.C.	NJ	Rehabilitation Hospital of Tinton Falls, a Joint Venture of HEALTHSOUTH and Monmouth Medical Center
SALEM SURGERY CENTER, LTD.	OR	Northbank Surgical Center
Sampson & Delilah, Inc.	WA
San Angelo Imaging Affiliates, Inc.	TX
San Antonio Surgery Center, Inc.	TX
SAN ANTONIO SURGERY CENTER, LTD.	TX	HEALTHSOUTH San Antonio Surgery Center
San Bernardino Rehabilitation Hospital	CA
SAN DIEGO ENDOSCOPY CENTER, GENERAL PARTNERSHIP	CA
San Diego Health Associates Limited Partnership	DE
San Diego Outpatient Surgical Center, Inc.	CA
San Diego Rehab Limited Partnership	DE
San Diego Rehabilitation Associates	DE
San Diego Surgery Center, L.P.	CA
SAN FRANCISCO SURGICENTER, MEDICAL CLINIC, A CALIFORNIA LIMITED PARTNERSHIP	CA	HEALTHSOUTH Surgery Center of San Francisco
San Joaquin Valley Rehabilitation Hospital, a Delaware Limited Partnership	DE
SAN LUIS OBISPO SURGERY CENTER, A CALIFORNIA LIMITED PARTNERSHIP	CA	HEALTHSOUTH Surgery Center of San Luis Obispo
San Luis Obispo-SC, Inc.	TN
SAN MATEO ENDOSCOPY CENTER, LIMITED PARTNERSHIP	CA	Mid Peninsula Endoscopy Center
SANTA ROSA SURGERY CENTER, L.P.	TN	HEALTHSOUTH Surgery Center of Santa Rosa
SARASOTA ENDOSCOPY CENTER, L.P., LIMITED PARTNERSHIP	GA	Endoscopy Center of Sarasota, an Affiliate of HEALTHSOUTH
Sarasota LTAC Properties, LLC	FL
SARASOTA SURGERY CENTER, LTD.	FL	HEALTHSOUTH Surgery Center of Sarasota
Sarasota Surgery Properties, Ltd.	FL
SCA Cabell Development Corporation	WV
SCA Cabell, Inc.	WV
SCA Investment Company	NV
SCA/Deaconess Joint Venture, LLC	TN
SCA/Ft. Myers, LLC	TN
SCA-Albuquerque Surgery Properties, Inc.	NM
SCA-Albuquerque, Inc.	NM
SCA-Arlington Surgery, Inc.	TX
SCA-Blue Ridge, Inc.	TN
SCA-Charleston, Inc.	SC
SCA-Citrus, Inc.	TN
SCA-Colorado Springs, Inc.	CO
SCA-CONROE, INC.	TN
SCA-Dalton Joint Venture, LLC	TN
SCA-Dalton, Inc.	TN
SCA-Development, Inc.	TN
SCA-Eugene, Inc.	TN
SCA-Evansville, Inc.	IN
SCA-Florence, Inc.	TN
SCA-Fort Collins, Inc.	CO
SCA-Fort Walton, Inc.	TN
SCA-Ft. Myers, Inc.	FL

SCA-Gainesville, Inc.	TN
SCA-Green River, Inc.	TN
SCA-Greenville East, Inc.	TN
SCA-Hamilton Development Corp.	TN
SCA-Honolulu, Inc.	TN
SCA-Indianapolis, Inc.	IN
SCA-Knoxville Joint Venture, LLC	TN
SCA-Knoxville/St. Mary’s, Inc.	TN
SCA-Little Rock Development Corp.	AR
SCA-Mecklenberg Development Corp.	NC
SCA-MH, LLC	TN
SCA-Mobile, Inc.	AL
SCA-Mobile Properties, Inc.	AL
SCA-Mt. Pleasant, Inc.	TN
SCA-North Indianapolis, Inc.	IN
SCA-Northeast Georgia Health, LLC	TN
SCA-Ohio Valley, Inc.	T
SCA-Paoli, Inc.	TN
SCA-Plano, Inc.	TX
SCA-Roseland, Inc.	NJ
SCA-San Jose, Inc.	CA
SCA-San Luis Obispo, Inc.	CA
SCA-Santa Rosa, Inc.	CA
SCA-Sarasota, Inc.	FL
SCA-Shelby Development Corp.	TN
SCA-South Jersey, Inc.	NJ
SCA-St. Joseph Missouri, Inc.	TN
SCA-St. Petersburg, Inc.	FL
SCA-Tampa, Inc.	FL
SCA-Ukiah Joint Venture, LLC	TN
SCA-Ukiah, Inc.	TN
SCA-Wausau, Inc.	TN
SCA-Winter Park, Inc.	TN
SCA-Yuma, Inc.	TN
SCH Management Corporation	AZ
SCRANTON SURGERY CENTER, LIMITED PARTNERSHIP	PA	HEALTHSOUTH Scranton Surgery and Laser Center
Scranton-SC, Inc.	PA
SC-Wilson, Inc.	NC
SD Acquisition Corporation	CA
SD GI Partners	CA
Seattle Surgery Center Joint Venture, LLC	TN
SEATTLE SURGERY CENTER, LIMITED PARTNERSHIP	WA	Seattle Surgery Center, a HEALTHSOUTH Surgery Center

SELECTREHAB, INC.	DE
SHC Atlanta, Inc.	GA
SHC Austin, Inc.	GA
SHC Central Florida, Inc.	GA
SHC Gwinnett, Inc.	GA
SHC Hawthorn, Inc.	GA
SHC Melbourne, Inc.	GA
SHC Midwest City, Inc.	GA
SHC North Dade, Inc.	GA
SHC Oakwater, Inc.	GA
SHC Oklahoma City, Inc.	GA

SHC San Diego, Inc.	GA
SHC Tri-County, Inc.	GA
SHC West County, Inc.	GA
Shelby Surgery Properties, Inc.	TN
Sherwood Rehabilitation Hospital, Inc.	DE
SHR Surgical Center, L.P.	CT
Sierra Pain and Occupational Rehabilitation Center, Inc.	NV
Sigma Health Properties, Inc.	FL
Somerset MRI Centre Limited	KY
SOMERSET SURGERY CENTER, LIMITED PARTNERSHIP	KY	HEALTHSOUTH Somerset Surgery Center
Source Medical Solutions, Inc.	DE
South Bay Endoscopy Center, General Partnership	CA
South County Outpatient Management, Inc.	MO
SOUTH COUNTY OUTPATIENT SURGERY CENTER, L.P.	MO	HEALTHSOUTH Surgery Center of South County
South Florida Children’s Center, L.L.C.	AL
South Florida Orthopaedics, Inc.	FL
Southeast Texas Rehab Clinic, L.P.	DE
Southeast Texas Rehabilitation Hospital, Inc.	TX
SOUTHERN ARIZONA REGIONAL REHABILITATION HOSPITAL, L.P.	DE	HEALTHSOUTH Rehabilitation Hospital of Southern Arizona
SOUTHERN ARIZONA REGIONAL REHABILITATION HOSPITAL, L.P.	DE	HEALTHSOUTH Rehabilitation Center - Catalina
SOUTHERN ARIZONA REGIONAL REHABILITATION HOSPITAL, L.P.	DE	HEALTHSOUTH Rehabilitation Center - Park/Ajo
Southern Ocean Surgery Center, L.L.C.	NJ
SOUTHWEST SURGICAL CENTER OF BAKERSFIELD, L.P.	CA	HEALTHSOUTH Southwest Surgery Center
Special Care Certified of Massachusetts, Inc.	MA
Special Care Home Health Services of Connecticut, Inc.	CT
Special Care Home Health Services of Maine, Inc.	ME
Special Care Nursing Services, Inc.	MA
Spokane Associated Physical Therapists, Inc.	WA
Spokane Sports & Orthopedic Therapy, Inc.	WA
Sports Medicine Institute, L.L.C.	AL
Sports Real Estate Association	MA
Springfield-SC, Inc.	MA
ST PETERSBURG SURGERY CENTER, LTD.	FL	HEALTHSOUTH St. Petersburg Surgery Center
ST. AUGUSTINE SURGERY CENTER, LTD.	FL	HEALTHSOUTH St. Augustine Surgery Center
ST. CLOUD OUTPATIENT SURGERY, LTD.	MN	St. Cloud Surgical Center, a HEALTHSOUTH Surgery Center
St. Cloud Surgical Center, Inc.	MN
St. Joseph Ambulatory Surgery Center, L.P.	TN
St. Louis Regional Gamma Knife, LLC	MO
St. Paul & Biddle Medical Associates LLC	MD
SunSurgery Corporation	CT
SURGECENTER OF WILSON, LIMITED PARTNERSHIP	NC	HEALTHSOUTH Surgecenter of Wilson
Surgequip Leasing Limited Partnership	CT
SURGERY CENTER HOLDING CORPORATION	DE	HEALTHSOUTH Surgery Center of Southern Pines
Surgery Center of Des Moines, Inc.	IA
Surgery Center of Fort Collins, L.L.C.	CO
Surgery Center of Fort Wayne, L.P.	IN
Surgery Center of Louisville, Inc.	KY
Surgery Center of Santa Rosa, L.P.	TN

SURGERY CENTERS OF DES MOINES, LTD.	IA	HEALTHSOUTH Surgery Center of Des Moines
Surgery Property Associates, Ltd.	KY
Surgical Care Affiliates, Inc.	DE
SURGICAL CARE FOUNDATION	MD	Surgical Care Foundation
SURGICAL CENTER OF ELIZABETHTOWN, LIMITED PARTNERSHIP	KY	HEALTHSOUTH Surgical Center of Elizabethtown
SURGICAL CENTER OF SOUTH JERSEY, LIMITED PARTNERSHIP	NJ	HEALTHSOUTH Surgical Center of South Jersey
Surgical Center of Wichita Falls, Inc.	TX
Surgical Health Corporation	DE
Surgical Health of Orlando, Inc.	FL
Surgical Hospital of Oklahoma, L.L.C.	OK
Surgical Services of Sarasota, Inc.	FL
Surgical Support Services	MO
Surgicare of Belleville, Inc.	IL
Surgicare of Huntsville, Inc.	AL
Surgicare of Jackson, Inc.	MS
SURGICARE OF JACKSON, LTD.	MS	HEALTHSOUTH Surgicare of Jackson
Surgicare of Joliet, Inc.	IL
Surgicare of La Veta, Inc.	CA
SURGICARE OF LA VETA, LTD.	CA	La Veta Surgical Center, an affiliate of HEALTHSOUTH
Surgicare of Laguna Hills, Inc.	CA
Surgicare of Minneapolis, Inc.	MN
SURGICARE OF MINNEAPOLIS, LTD.	MN	HEALTHSOUTH Centennial Lakes Surgery Center
Surgicare of Mississippi, Inc.	MS
Surgicare of Mobile, Inc.	AL
SURGICARE OF MOBILE, LTD.	AL	HEALTHSOUTH Surgicare of Mobile
Surgicare of Oceanside, Inc.	CA
Surgicare of Orange, Inc.	CA
Surgicare of Owensboro, Inc.	KY
Surgicare of Reno, Inc.	NV
Surgicare of Salem, Inc.	OR
SurgiCenters of Southern California, Inc.	CA
SUTTER SURGERY CENTER, L.P.	CA	HEALTHSOUTH Surgery Center - River City
Swanson Sports Training & Physical Therapy, G.P.	TN
Tambay Associates, Ltd.	FL
Tampa IVF/Gift Center, L.P.	TN
Tampa Outpatient Surgery Joint Venture, Ltd.	FL
Tampa Pain Management Center, L.P.	TN
Tarrant County Rehab Associates Limited Partnership	DE

TARRANT COUNTY REHABILITATION HOSPITAL, INC.	TX	HEALTHSOUTH City View Rehabilitation Hospital

TARRANT COUNTY REHABILITATION HOSPITAL, INC.	TX	HealthSouth Rehabilitation Center of Burleson

TARRANT COUNTY REHABILITATION HOSPITAL, INC.	TX	HEALTHSOUTH City View Rehabilitation Hospital
Terre Haute Regional Rehabilitation Hospital, L.P.	DE	HEALTHSOUTH Hospital of Terre Haute
Terre Haute Rehabilitation Hospital, Inc.	DE
Tesson Ferry Medical Equities, L.P.	MO
Tesson Ferry Medical Management, Inc.	MO
TESSON FERRY RECOVERY, INC.	MO	Tesson Ferry Recovery
Texas Hospital Partners, Inc.	DE
The ASC of Vermont, L.P.	TN
The Center for Day Surgery, Inc.	AR
The Eastern Rehabilitation Network	CT

The Hitchcock Groups, Inc.	IN
THE KELTON CORPORATION	MA	HEALTHSOUTH Braintree Rehabilitation Hospital
HEALTHSOUTH Braintree Rehabilitation Center at Belmont
HEALTHSOUTH Braintree Pediatric Rehabilitation Center
HEALTHSOUTH Braintree Center for Occupational Health and Rehabilitation
HEALTHSOUTH Braintree Rehabilitation Center at Fairhaven
HEALTHSOUTH Braintree Rehabilitation Center at Hanover
HEALTHSOUTH Braintree Rehabilitation Center at Harvard (adult)
HEALTHSOUTH Braintree Rehabilitation Center at Harvard (pedi)
HEALTHSOUTH Braintree Rehabilitation Center at Hyannis (adult)
HEALTHSOUTH Braintree Rehabilitation Center at Hyannis (pedi)
HEALTHSOUTH Braintree Pediatric Rehabilitation Center at Lynnfield
HEALTHSOUTH Braintree Rehabilitation Center at Milford
HEALTHSOUTH Braintree Rehabilitation Center at Plymouth (adult)
HEALTHSOUTH Braintree Rehabilitation Center at Plymouth (pedi)
HEALTHSOUTH Braintree Rehabilitation Center at Quincy
HEALTHSOUTH Braintree Rehabilitation Center at Sharon
HEALTHSOUTH Braintree Rehabilitation Center at Taunton
HEALTHSOUTH Braintree Women’s Physical Therapy Center
HEALTHSOUTH Braintree Rehabilitation Center at Milford-Whitinsville
HEALTHSOUTH Braintree Rehabilitation Center at Brockton
The Medical Center of Symmes, a Lahey/Advantage Health Partnership	MA
The Nursing Home at Chevy Chase, Inc.	MD
The Optimal Open MRI, Inc.	FL
The Physical Rehabilitation Institute	AL
The Rehab Clinic of Oxford, L.P.	TN
The Rehab Clinic Richmond, Inc.	VA
The Rehab Group - Brunswick	TN
The Rehab Group - Brunswick, Inc.	TN
The Rehab Group - Clarksdale, LLC	MS
The Rehab Group - Decatur	AL
The Rehab Group - Lebanon, G.P.	TN
THE REHAB GROUP, INC.	TN	HEALTHSOUTH Sports Medicine & Rehabilitation Center

HEALTHSOUTH Rehabilitation Center of Martin
HEALTHSOUTH Rehabilitation Center of North Nashville
THE REHAB GROUP-MURFREESBORO, LLC	TN	HEALTHSOUTH Sports Medicine & Rehabilitation Center of Murfreesboro
HEALTHSOUTH Rehabilitation Center of Smyrna
HEALTHSOUTH Rehabilitation Center of Tullahoma
THE SURGERY CENTER, JV	AL	The Surgery Center of Huntsville
The Woodlands Surgery Systems, Inc.	DE
THOUSAND OAKS ENDOSCOPY CENTER, GENERAL PARTNERSHIP	CA
Total Body Scan Management, LLC	FL
Total Body Scan, LLC	FL
TREASURE VALLEY HOSPITAL LIMITED PARTNERSHIP	ID	HEALTHSOUTH Treasure Valley Hospital
Tri-Cities Rehabilitation Hospital, L.P.	DE
Tri-City Ambulatory Surgical Investors, Ltd.	CA
TRI-COUNTY SURGERY CENTER, L.P.	GA	HEALTHSOUTH Surgery Center of Tri-County
Trident MRI Associates, L.P.	SC
Trident Neurosciences Center, Inc.	SC
TRI-VALLEY SURGERY CENTER, L.P.	CA	HEALTHSOUTH Tri-Valley Surgery Center
TVSC GYN Partners	CA
TYLER REHAB ASSOCIATES, L.P.	DE	HEALTHSOUTH Rehabilitation Hospital of Tyler, an Affiliate of Trinity Mother Frances Health System
Tyler Rehabilitation Hospital, Inc.	TX
UKIAH SURGERY CENTER, L.P.	TN	Ukiah Surgery Center, a HEALTHSOUTH Surgery Center

United Medical Associates Limited Partnership	DE
UNIVERSITY OF VIRGINIA / HEALTHSOUTH L.L.C.	VA	UVA-HEALTHSOUTH Rehabilitation Hospital
UVA-HEALTHSOUTH Sports Medicine & Rehabilitation Center
HEALTHSOUTH Rehabilitation Center
UPLAND OUTPATIENT SURGICAL CENTER, L.P.	CA	HEALTHSOUTH Upland Surgery Center
Urology Equipment Leasing Partners	CA
Utah County Management Service Organization, L.L.C.	UT
VALLEY OUTPATIENT SURGERY CENTER, L.P.	WA	Valley Outpatient Surgery Center
VALLEY VIEW SURGERY CENTER, LIMITED PARTNERSHIP	NV	Valley View Surgery Center, an Affiliate of HEALTHSOUTH
VAN MATRE REHABILITATION CENTER LLC	IL	Van Matre Healthsouth Rehabilitation Hospital
VANDERBILT STALLWORTH REHABILITATION HOSPITAL, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
Venice Surgery Center, L.P.	FL
Waco Outpatient Surgical Center, Inc.	TX
WACO SURGICAL CENTER, LTD.	TX	HEALTHSOUTH Waco Surgery Center
Walk-In And Out Surgery Center, Inc.	KY
Walnut Creek Ambulatory Surgery Center, L.P.	CA
WAUSAU SURGERY CENTER, L.P.	TN	HEALTHSOUTH Surgery Center of Wausau
Wauwatosa Outpatient Surgery Center, Inc.	WI
WAUWATOSA SURGERY CENTER, LIMITED PARTNERSHIP	WI	HEALTHSOUTH Surgery Center of Wauwatosa
WAYLAND SQUARE SURGICARE, INC.	RI
WEST COUNTY SURGERY CENTER, L.P.	GA	HEALTHSOUTH Surgery Center of West County
West Paces Imaging Associates, L.P.	GA
West Paces Imaging Midtown, L.P.	TN

West Penn-Harmarville Outpatient Rehabilitation Center	PA
WEST VIRGINIA REHABILITATION HOSPITAL, INC.	WV	HEALTHSOUTH Mountain View Regional Rehabilitation Hospital
WEST VIRGINIA REHABILITATION HOSPITAL, INC.	WV	HEALTHSOUTH Outpatient Therapy Services-Wharf District
WESTERN MEDICAL REHABILITATION ASSOCIATES, L.P.	DE	HEALTHSOUTH Tustin Rehabilitation Hospital
Western Neuro Care, Inc.	DE
Western Neuro Residential, Inc.	CA
Western Neurologic Residential Centers	CA
Western Reserve Surgery Center, L.P.	OH
Westside Surgery Center, Ltd.	TX
Wichita Falls Rehabilitation Hospital, Inc.	TX
Wichita Falls Rehabilitation Limited Partnership	TX
Wichita Rehab, L.P.	DE
Wilmington Surgery Center, LLC	DE
Wilson Surgery Center, Limited Partnership	NC
Winchester Gables, Inc.	MA
WINTER PARK SURGERY CENTER, L.P.	TN	Physician’s Surgical Care Center
Winter Park, LLC	TN
Woodward Park Surgicenter, Inc.	CA
WOODWARD PARK SURGICENTER, LTD.	CA	HEALTHSOUTH Surgicenter at Woodward Park
YUMA OUTPATIENT SURGERY CENTER, LIMITED PARTNERSHIP	TN	HEALTHSOUTH Yuma Surgery Center
Yuma Rehabilitation Hospital, LLC	AZ	Yuma Rehabilitation Hospital, a Partnership of HEALTHSOUTH & Yuma Regional Medical Center